SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

  Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a-6(e)(2))
[ X ]  Definitive  Proxy  Statement
[ ]  Definitive  Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12


                     AMERICAN COMMUNICATIONS SERVICES, INC.

                (Name of Registrant as Specified In Its Charter)

                             KEVIN T. COLLINS, ESQ.
                   (Name of Person(s) filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


   (1)      Title of each class of securities to which transaction applies:
            ..................................................................
   (2)      Aggregate number of securities to which transaction applies:
            ..................................................................
   (3)      Per  unit   price  or  other   underlying   value  of
            transaction  computed  pursuant to Exchange  Act Rule
            0-11:
   (4)      Proposed maximum aggregate value of transaction:
            ..................................................................
   (5)      Total Fee Paid:
            ..................................................................
[ x ] Fee previously paid with preliminary materials.


                  Set forth the amount on which the filing fee is calculated and state how it was determined.
[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  1)       Amount Previously Paid:
                  2)       Form, Schedule or Registration Statement No.:
                  3)       Filing Party:
                  4)       Date Filed:

                     AMERICAN COMMUNICATIONS SERVICES, INC.
                    131 National Business Parkway, Suite 100
                       Annapolis Junction, Maryland 20701
                                 (301) 617-4200


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders

         The annual meeting of stockholders (the "Annual Meeting") of American Communications Services, Inc., a Delaware corporation ("ACSI" or the "Company") will be held at the BWI Airport Marriott, 1743 West Nursery Road, Baltimore, Maryland 21240 on Friday November 15, 1996 at 10:00 A.M. local time, for the following purposes:

1.       To elect seven (7) directors (Proposal No. 1);

2. To vote on a proposal to approve an amendment to the Company's 1994 Stock Option Plan, as amended (the "1994 Plan"), to increase the number of shares of Common Stock reserved for issuance upon exercise of options granted under the 1994 Plan from 1,910,000 to 3,000,000 (Proposal No. 2);

3. To vote on a proposal to approve the 1996 Employee Stock Purchase Plan (Proposal No. 3);


4. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Preferred Stock from 813,336 to 1,500,000 (Proposal No.4);


5. To ratify the selection of KPMG Peat Marwick LLP, independent certified public accountants, to audit the consolidated financial statements of the Company for the transition period ending December 31, 1996 and for the fiscal year ending December 31, 1997 (Proposal No. 5); and

6.       To transact such other matters as may properly come before the Annual
         Meeting.

         Only stockholders of record of the Company at the close of business on October 4, 1996 are entitled to notice of and to vote at the Annual Meeting.

         ACSI hopes that as many stockholders as possible will personally attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete the enclosed proxy and sign, date and return it promptly so that your shares will be represented. Sending in your proxy will not prevent you from voting in person at the Annual Meeting.

                                            By Order of the Board of Directors,


                                            RILEY M. MURPHY, Secretary

Annapolis Junction, Maryland


October 30, 1996

                     AMERICAN COMMUNICATIONS SERVICES, INC.

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of stockholders (the "Annual Meeting") of American Communications Services, Inc. ("ACSI" or the "Company") to be held at the BWI Airport Marriott, 1743 West Nursery Road, Baltimore, Maryland 21240 on Friday, November 15, 1996 at 10:00 a.m. local time and at any adjournments thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revocable by the stockholder at any time before it is voted. For more information concerning the procedure for revoking the proxy see "General." This Proxy Statement was first mailed to stockholders of the Company on or about October 24, 1996, accompanied by the Company's 1996 Annual Report to Stockholders. The principal executive offices of the Company are located at 131 National Business Parkway, Suite 100, Annapolis Junction, Maryland 20701, telephone (301) 617-4200.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         Only holders of record of the Company's Common Stock, $.01 par value (the "Common Stock" or "Common Shares") and Preferred Stock (as hereinafter defined) at the close of business on October 4, 1996 (the "Record Date") are entitled to receive notice of and vote at the Annual Meeting. Each Common Share is entitled to one vote and, except as otherwise set forth below with respect to the election of directors, each share of Preferred Stock is entitled to one vote for each share of Common Stock into which such share of Preferred Stock is convertible. No other class of securities will be entitled to vote at the Annual Meeting. There are no cumulative voting rights.

         As of the Record Date, the number and classes of stock that were outstanding and will be entitled to vote at the meeting were 6,761,466 shares of Common Stock; 186,664 shares of 9% Series A-1 Convertible Preferred Stock (the "Series A-1 Preferred") which are convertible into an aggregate of 7,466,560 Common Shares; 100,000 shares of 9% Series B-1 Convertible Preferred Stock (the "Series B-1 Preferred") which are convertible into an aggregate of 3,571,428 Common Shares; 102,500 shares of 9% Series B-2 Convertible Preferred Stock (the "Series B-2 Preferred") which are convertible into an aggregate of 3,660,706 Common Shares; 25,000 shares of 9% Series B-3 Convertible Preferred Stock (the "Series B-3 Preferred") which are convertible into an aggregate of 892,856 Common Shares; and 50,000 shares of 9% Series B-4 Convertible Preferred Stock (the "Series B-4 Preferred") which are convertible into an aggregate of 1,785,714 Common Shares. The Series B-1 Preferred, the Series B-2 Preferred, the Series B-3 Preferred and the Series B-4 Preferred are herein collectively referred to as the "Series B Preferred." The Series A-1 Preferred and the Series B Preferred are herein collectively referred to as the "Preferred Stock." The Common Stock and the Preferred Stock vote together as a single class, except as required by Delaware General Corporation Law (the "DGCL") and by the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation").

         To be elected, a director must receive a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of such director. With respect to the election of directors at the Annual Meeting, the holders of shares of Common Stock shall have the right to elect four of the seven directors (the "Common Directors") and the holders of shares of the Preferred Stock shall have the right to elect three directors of the seven (the "Preferred Directors"). In connection with any vote for the Preferred Directors, each holder of Preferred Stock is entitled to one vote per share of Preferred Stock.

         The affirmative vote of at least a majority of the shares of Common Stock and Preferred Stock (voting on an as-converted basis) present in person or by proxy at the Annual Meeting, voting together as a single class and entitled to vote at the Annual Meeting, whether or not a quorum is present when the vote is taken, is necessary for the approval of Proposal Nos. 2, 3 and 5.

         The affirmative votes of at least (i) a majority of the Common Stock and Preferred Stock (voting on an as converted basis) outstanding as of the Record Date, voting together as a single class, (ii) a majority of the Common Stock outstanding as of the Record Date, voting as a separate class, and (iii) 75% of the Preferred Stock outstanding as of the Record Date, voting as a separate class, are required for the approval of Proposal No. 4.

         Except as set forth below, a quorum is representation in person or by proxy at the Annual Meeting of a majority of the shares of Common Stock and Preferred Stock issued and outstanding as of the Record Date, entitled to vote, considered as a single class. In connection with the election of the Preferred Directors by the holders of the Preferred Stock, the presence in person or by proxy of the holders of 50% of the outstanding shares of Preferred Stock entitled to vote thereon shall constitute a quorum.

     Pursuant to the DGCL, only votes cast "For" a matter constitute affirmative votes. Further, under the DGCL proxies which are voted by marking "Withheld" or "Abstain" on a particular matter are counted as present for quorum purposes and for purposes of determining the outcome of such matter, but since they are not cast "For" a particular matter, they will have the same effect as negative votes or votes "Against" a particular matter.

If a validly executed proxy is not marked to indicate a vote on a particular matter and the proxy granted thereby is not revoked before it is voted, it will be voted "For" such matter. Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), such broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum. With respect to proposals which require the affirmative vote of a percentage of votes present for approval, however, such broker non-votes will be treated as not present for purposes of determining the outcome of any such matters. With respect to proposals which require the affirmative vote of a percentage of the outstanding shares for approval, since such broker nonvotes are not cast "FOR" a particular matter, they will have the same effect as negative votes or votes "Against" such proposals.



                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

         Pursuant to the Certificate of Incorporation, the Board is currently comprised of seven members, four of whom shall be elected by the holders of the Company's Common Stock and three of whom shall be elected by the holders of the Company's Preferred Stock.

         Other than as described in this proxy statement, no arrangement or understanding exists between an officer or director and any other person under which any officer or director was elected. All directors of the Company hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. No director or officer is related to any other director or officer by blood, marriage, or adoption.


     In connection with certain changes made to the Company's governance structure in 1995, certain holders of the Company's Preferred Stock and Common Stock (including The Huff Alternative Income Fund, L.P. ("Huff"), ING Equity Partners, L.P. I ("ING") and Apex Investment Fund, L.P. and Apex Investment Fund II, L.P. have entered into a Voting Rights Agreement, dated November 8, 1995, as amended as of December 14, 1995 ("the Voting Rights Agreement"), pursuant to which such stockholders have agreed to vote their shares of Preferred Stock and Common Stock for the election of directors designated by Huff, ING and Apex II. As of the Record Date, the parties to the Voting Rights Agreement own approximately 98% of the Preferred Stock outstanding and approximately 50% of the Common Stock outstanding. The Voting Rights Agreement provides that it shall terminate upon the earliest of (i) a Qualifying Offering (as defined therein),
(ii) ten years from the date of the Voting Rights Agreement or (iii) upon the written agreement of Huff and ING.

     Pursuant to the Voting Rights Agreement, the parties thereto have agreed to vote all of their shares of Preferred Stock to elect Christopher L. Rafferty and Edwin M. Banks (designated by Huff) and Olivier L. Trouveroy (designated by ING) to the Board as Preferred Directors. Such holders have also agreed to vote all of their shares of Common Stock to elect Peter C. Bentz (designated by Huff), George M. Middlemas (designated by Apex II), Benjamin P. Giess (designated by
ING) and Anthony J. Pompliano (designated by Huff and ING) to the Board.


         In addition to the aforementioned provisions, the Voting Rights Agreement contains provisions regarding the selection of substitute board members, members of board committees and board members of the Company's subsidiaries.

         Pursuant to the Certificate of Incorporation, proxies cannot be voted for a greater number of persons than the number of nominees named for each class of directors.

         The nominees for election to the office of director, and certain information with respect to their ages and backgrounds, are set forth below. It is the intention of the persons named in the accompanying proxy, unless otherwise instructed, to vote to elect the nominees named herein as directors. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy should occur before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the parties to the Voting Rights Agreement may designate.


                     Nominees for Election to the Office of
                     Director by holders of the Common Stock

                                                                    Director
Name                         Age           Position                   Since


                                           Chairman of the
Anthony J. Pompliano          57           Board of Directors              1993
-------------------------------------------------------------------------------
Benjamin P. Giess             33           Director                        1995
-------------------------------------------------------------------------------
Peter C. Bentz                31           Director                        1995
-------------------------------------------------------------------------------
George M. Middlemas(1)        50           Director                        1993
-------------------------------------------------------------------------------



(1)     Member of Compensation Committee

                 Nominees for Election to the Office of Director
                        by holders of the Preferred Stock

                                                             Director
Name                                    Age     Position      Since

Christopher L. Rafferty(1)               48     Director       1994
---------------------------------------------------------------------------
Olivier L. Trouveroy(1)(2)               41     Director       1995
---------------------------------------------------------------------------
Edwin M. Banks (2)                       34     Director       1994
---------------------------------------------------------------------------


(1)      Member of Compensation Committee
(2)      Member of Audit Committee


         The Board of Directors recommends a vote FOR each of the above-listed nominees as Directors (Proposal No. 1 on the proxy card).



                        BUSINESS EXPERIENCE OF DIRECTORS


Anthony J. Pompliano, Chairman of the Board of Directors, has 30 years of experience in the telecommunications industry. Mr. Pompliano was elected a director of the Company in November 1993. He was co-founder and President of Metropolitan Fiber Systems, the predecessor organization to MFS, a publicly-traded competitive local exchange carrier. Mr. Pompliano served as President, CEO and Vice Chairman of MFS from April 1988 until March 1991. He joined ACSI in August 1993 after the expiration of his non-competition agreement with MFS. Before his association with MFS and its predecessor, he was Vice President - Operations and Sales for MCI Telecommunications International from 1981 to 1987; and prior thereto was Vice President - National Operations for Western Union International, Inc. from 1960 to 1981.


Benjamin P. Giess, Director, was elected a director of the Company in June 1995. Since 1992, Mr. Giess has been employed by ING Equity Partners, L.P. I and its predecessors and affiliates and currently serves as a Partner responsible for originating, structuring and managing equity and debt investments. From 1991 to 1992, Mr. Giess worked in the Corporate Finance Group of ING Capital. From 1990 to 1991, Mr. Giess was employed by the Corporate Finance Group of General Electric Capital Corporation where he worked in the media and entertainment group. Prior to attending business school, from 1986 to 1988 Mr. Giess was the Credit Department Manager of the Boston Branch of ABN Amro North America, Inc. From 1984 to 1986, Mr. Giess was employed at the Shawmut Bank of Boston. Mr. Giess also serves as a director of Matthews Studio Equipment Group and CMI Holding Corp. Mr. Giess received his undergraduate degree from Dartmouth College and his Masters of Business Administration degree from the Wharton School of the University of Pennsylvania.

Peter C. Bentz, Director, was elected a director of the Company in June, 1995, and has been employed by W.R. Huff Asset Management Co. L.L.C., an affiliate of Huff, since 1992 as a research analyst specializing in telecommunications, media and healthcare. Mr. Bentz received his Bachelor of Science degree from Boston College and his Masters of Business Administration from the Wharton School of the University of Pennsylvania in 1992.

George M. Middlemas, Director, was elected a director of the Company in December 1993. Mr. Middlemas is a general partner of APEX Management Partnership, which is the general partner of Apex Investment Fund, L.P. and Apex Investment Fund II, L.P., both of which are venture capital funds, and affiliates of

First Analysis Corporation, a principal stockholder of the Company. See "Security Ownership of Certain Beneficial Owners and Management." From March 1991 to December 1991, Mr. Middlemas acted as an independent consultant providing fund raising and other advisory services. From 1985 until March 1991, Mr. Middlemas was a Senior Vice President and Principal of Inco Venture Capital Management, a venture capital firm. Mr. Middlemas also serves on the Board of Directors of PureCycle Corporation, Security Dynamics Technologies, Inc. and several privately held companies.

Christopher L. Rafferty, Director, was elected a director of the Company in October 1994. Mr. Rafferty has been employed by WRH Partners, L.L.C., the general manager of Huff, since June 1994. From January 1993 to February 1994, Mr. Rafferty was the Vice President - Acquisitions for Windsor Pet Care, Inc., a venture capital-backed firm focusing on consolidating the pet care services industry. From October 1990 to January 1993, Mr. Rafferty was a consultant specializing in merchant banking, leveraged acquisitions and venture capital transactions. From June 1987 to the time he started his consulting business, Mr. Rafferty was a Managing Director of Chase Manhattan Capital Corporation, the merchant banking and private equity investment affiliate of Chase Manhattan Corporation. Mr. Rafferty also serves as a director of Del Monte Foods Company. Mr. Rafferty received his undergraduate degree from Stanford University and his law degree from Georgetown University.

Olivier L. Trouveroy, Director, was elected a director of the Company in June 1995. Since 1992, Mr. Trouveroy has been employed by ING Equity Partners, L.P. I and its predecessors and affiliates and currently serves as a Managing Partner responsible for originating, structuring and managing equity and debt investments. From 1990 to 1992, Mr. Trouveroy was a Managing Director in the Corporate Finance Group (the "CFG") of General Electric Capital Corporation in charge of running the CFG's office in Paris, France. From 1984 to 1990, Mr. Trouveroy worked in the Mergers and Acquisitions department of Drexel Burnham Lambert in New York, most recently as a First Vice President. Mr. Trouveroy also serves as a director of AccessLine Technologies, Inc. and Cost Plus, Inc. Mr. Trouveroy holds Bachelor of Science and Masters degrees in Economics from the University of Louvain in Belgium, as well as a Masters of Business Administration degree from the University of Chicago.

Edwin M. Banks, Director, was elected a director of the Company in October 1994. Since 1988, Mr. Banks has been employed by W. R. Huff Asset Management Co., L.L.C. and currently serves as a portfolio manager concentrating in the healthcare, communications, food and food services industries. From 1985 until he joined W. R. Huff Asset Management Co. L.L.C., Mr. Banks was employed by Merrill Lynch & Company. Mr. Banks received his Bachelor of Arts degree from Rutgers College and his Masters of Business Administration degree from Rutgers University. Mr. Banks also serves as a director of Charter Medical Corporation, Del Monte Foods Company and ABCO Food Service.

Directors' Cash Compensation

         Members of the Board do not receive cash compensation for acting as members of the Board or Committees of the Board, other than reimbursement for travel and related expenses incurred in connection with their attendance at meetings of the Board and its committees. The Company is obligated to pay the reasonable fees and expenses of two counsel selected by the Preferred Directors from time to time to represent them in their capacity as directors. During the fiscal year ended June 30, 1996, the Company paid no such counsel fees. Directors who also serve as executive officers receive cash compensation for acting in their capacity as executive officers. See "Summary Compensation Table."

Directors' Stock Options

         From time to time the Board has granted options to purchase shares of Common Stock to members of the Board who are not also officers of the Company in consideration for their service as directors. However, other than "formula grants" under the Company's 1994 Stock Option Plan, no formal arrangement exists. For the fiscal year ended June 30, 1996, no directors were granted options.

Section 16(a) Beneficial Ownership Reporting Compliance


     Ownership of and transactions in the Company's stock by executive officers and directors of the Company and owners of 10% or more of the Company's outstanding Common Stock are required to be reported to the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"). George M. Tronsrue, III, the Company's Chief
Operating Officer, George M. Middlemas, Benjamin P. Giess and Oliver L. Trouveroy, directors of the Company, Riley M. Murphy and Douglas R. Hudson, two of the Company's Executive Vice Presidents, and Apex Investment Fund L.P., ING and First Analysis Corporation, principal shareholders of the Company each inadvertently did not file on a timely basis during the fiscal year ended June 30, 1996, a report regarding the beneficial ownership of or transaction in certain shares of the Company's Common Stock. Each of the foregoing persons or entities have since filed reports regarding the beneficial ownership of or transactions in certain shares of the Company's Common Stock.

                      INFORMATION CONCERNING BOARD MEETINGS

         Seven meetings of the Company's Board of Directors were held during the fiscal year ended June 30, 1996. Each incumbent director attended at least 75% (except Peter Bentz, who attended 71%) of the total number of meetings of the Board and any Committees of the Board of which he was a member.


                 INFORMATION CONCERNING COMMITTEES OF THE BOARD

     The only Committees of the Company's Board are the Audit Committee and the Compensation Committee.

         The Audit Committee is comprised of three directors, one of whom shall be a senior executive officer of the Company (but not the chief financial or chief accounting officer) and two of whom shall not be employees of the Company or any of its subsidiaries and shall be Preferred Directors elected by a majority of the Preferred Directors. Currently only Olivier L. Trouveroy and Edwin M. Banks are members of the Audit Committee. The Audit Committee is responsible for selecting the Company's independent auditors and reviewing their audit, as well as reviewing and approving the Company's internal controls and accounting systems. The Audit Committee may be granted additional powers and duties as the Board may from time to time determine. The Audit Committee held two meetings during the fiscal year ended June 30, 1996.

         The Compensation Committee is comprised of three directors, none of whom may be an employee of the Company or any of its subsidiaries, and two of whom shall be Preferred Directors elected by a majority of the Preferred Directors. The Compensation Committee's current members are Olivier L. Trouveroy, Christopher L. Rafferty and George M. Middlemas. The Compensation Committee is responsible for recommending to the full Board all stock option grants, bonuses and other compensation arrangements for executives and key employees and loans and other nonsalary payments and other benefits and arrangements with employees, affiliates and associates of the Company. The Compensation Committee may be granted additional powers and duties as the Board may from time to time determine. There were eighteen meetings of the Compensation Committee during the fiscal year ended June 30, 1996.

                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

         The following is a description of the background of the executive officers of the Company who are not directors and certain other significant employees:

Richard A. Kozak, 50, President and Chief Executive Officer, served as a consultant to the Company starting in July 1993 and joined the Company as President and Chief Operating Officer in November 1993. Mr. Kozak served as Chief Financial Officer of the Company from September 30, 1994, until November 30, 1994. Mr. Kozak served on the Board from November 15, 1994, until June 1995, when he resigned voluntarily to allow the investors in the Company's June 1995 private placement to elect representatives to the Board without unduly increasing its size and from November 1995 until February 26, 1996 when he resigned to allow the Board to return to seven members. Mr. Kozak was elected as Chief Executive Officer on November 1, 1995. Mr. Kozak has more than twenty years of experience in the telecommunications industry. He was President of the Southern Division of MFS from October 1992 until June 1993, where he was responsible for networks in Atlanta, Baltimore, Dallas, Houston, Philadelphia, Pittsburgh, and Washington, D.C., as well as for establishing networks in additional markets in the southern U.S. Previously, he was President of MFS Development from July 1991 until October 1992, where he was responsible for the planning, development and implementation of more than $100 million of major expansions of networks throughout the U.S., and Senior Vice President of Network Services for MFS. Prior to joining MFS in 1990, he was a Vice-President and
General Manager for Telenet Communications Corporation (now Sprint International) from 1986 through 1989 and an Executive Vice-President and Chief Financial Officer for TRT Communications from 1982 until 1986. Mr. Kozak holds an engineering degree from Brown University, studied at the University of Chicago Graduate School of Business, and completed his MBA in Finance at the George Washington University School of Government and Business Administration.

George M. Tronsrue, III, 40, Chief Operating Officer, has 17 years of telecommunications industry and management experience. Mr. Tronsrue served as Executive Vice President-Strategic Planning and Business Development from February 1994 until January 31, 1996. From 1993 until he joined ACSI in February 1994, Mr. Tronsrue was the Regional Vice President for the Central Region for Teleport Communications Group and the Vice President of Emerging Markets, responsible for start-up and profit and loss management of joint ventures with major cable television providers in eight major markets. From 1987 until 1992, he was a member of the initial management team at MFS, where he held senior positions in planning and market development, served as Vice President of Sales and the Vice President/General Manager for the initial start-up of MFS' New York operations, and served as the Executive Vice President for MFS-Intelenet. Prior to joining MFS, he was a Director of Operations for MCI Telecommunications International. Mr. Tronsrue has a B.S. degree in applied sciences and engineering from the United States Military Academy at West Point.

Riley M. Murphy,  40,  Executive Vice President - Legal and Regulatory  Affairs,
and Secretary, had 12 years of experience in the private practice of telecommunications regulatory law for inter-exchange, cellular, paging and other competitive telecommunication services providers prior to joining the Company. Since February 1995, she has served as an officer and director of The Association for Local Telecommunications Services. Ms. Murphy joined ACSI on a full-time basis in April 1994 and was senior counsel to Locke Purnell Rain Harrell, a Dallas-based law firm through December 1994. From 1987 to 1992, Ms. Murphy was a partner of Wirpel and Murphy, a telecommunications law firm she co-founded, and from 1992 to 1993 she was a sole practitioner. Ms. Murphy holds a B.A. degree from the University of Colorado and a J.D. from the Catholic University of America, and is admitted to practice law in the District of Columbia and Louisiana.

Harry J. D'Andrea, 40, Chief Financial Officer, has over fifteen years of experience in financial management. Mr. D'Andrea joined the Company on February 6, 1996. From 1989 through 1995, Mr. D'Andrea was employed by Caterair International Corporation ("CIC"), where he served as Vice President, Finance and Treasurer from 1989 through 1993 and Executive Vice President, Chief Financial Officer and Treasurer from 1993 through 1995. As Chief Financial Officer of CIC, Mr. D'Andrea was responsible for all of CIC's financial planning and analysis, treasury operations, financial and management reporting, tax and internal audit operations. From 1987 to 1989, Mr. D'Andrea served as Controller of Marriott Corporation ("Marriott"), where he was responsible for twelve airline catering units in five countries. Mr. D'Andrea also served as Director of Pricing of Marriott from 1986 to 1987. Mr. D'Andrea has a B.A. degree from Pennsylvania State University and completed his MBA in Finance at Drexel University.

Robert H. Ottman, 58, Executive Vice President - Network Services and Technical Support, joined the Company in May 1995. Mr. Ottman has 30 years of experience in telecommunications and has been involved in network services, operations, quality assurance, human resources and labor relations within the telecommunications industry. Prior to joining ACSI, Mr. Ottman was the Vice President of Operations and Quality Assurance for MCI International and was directly responsible for the New York City, Washington, Atlanta, Boston, Miami, Chicago, Detroit, San Francisco, Los Angeles, Puerto Rico, Hawaii and Guam Networks from 1993 to 1995. From 1981 to

1982, Mr. Ottman was Assistant Vice President of Operations and Labor Relations for Western Union International, Inc. (which was acquired by MCI in 1982). From 1982 to 1993, Mr. Ottman held various positions with MCI International, as follows: from 1982 to 1983, Director of Metro Operations; from 1983 to 1988, Director of Administration and Labor Relations; and from 1988 to 1993, Vice President of Administration and Labor Relations. While at MCI International, in 1989 Mr. Ottman initiated Quality Programs for the support and assistance of MCI customers.

Douglas R. Hudson, 35, Executive Vice President/General Manager -Network Services, has 10 years of sales and marketing experience within the telecommunications industry. For seven years prior to joining ACSI in May 1994, Mr. Hudson had been with MFS having served as a director of field sales from September 1987 to September 1989, Vice President of Industry Sales and Marketing from September 1989 to July 1992 and as Vice President and General Manager in charge of MFS's Mid-Atlantic region from July 1992 until May 1994. Prior to joining MFS, Mr. Hudson was a regional sales manager for Microtel International, Inc., a national telecommunications company providing competitive long distance and private line services.

Other Significant Employees

Robert F. Ryan, 53, President -- Advanced Data Services, joined the Company in August, 1996. Prior to joining the Company, Mr. Ryan served for five years as President of EOS, Inc. a privately held company specializing in developing wireless networks in the Former Soviet Union. Prior to EOS, Mr. Ryan consulted for British Aerospace Communications, Ltd. (Stevenage, UK) where he directed their mergers and acquisitions operations in the United States. During the period 1986 through 1989, Mr. Ryan was the President of TCOM, Inc., an electronic mail company. Starting in 1970 and through 1985, Mr. Ryan was the founder, President and Chairman of Dialcom, Inc. Mr. Ryan sold Dialcom to ITT in 1982. Concurrent with his role in Dialcom, Mr. Ryan co-founded in 1979 "The Source", a consumer based information service company. "The Source" was sold to Readers Digest in 1980. Mr. Ryan received a BS from New York University in 1965.


Richard B. Robertson, 54, Executive Vice President/General Manager -- Switched Services, joined the Company in April 1996. Prior to joining the Company, Mr. Robertson was employed by BellSouth for 16 years where, since 1991, he directed marketing activities for its network interconnection business. In that role, Mr. Robertson was responsible for negotiating interconnection agreements with competitive local exchange companies, development and implementation of BellSouth's advanced intelligent network (AIN) services for the interconnection market and also formulating the company's plan for and entry into the customer premise equipment (CPE) market in the mid-1980s. In other assignments during his 28-year career in the telecommunications industry, Mr. Robertson's experience included outside plant, manufacturing, finance, purchasing and strategy development and R&D positions with Western Electric, Bellcore, and the U.S. Army. Mr. Robertson received a B.S. in Electrical Engineering from Virginia Tech and an MBA from the University of Virginia.

Michael H. Mansouri, 45, Executive Vice President/General Manager -- Advanced Data Services, joined the Company in August 1995. Before joining ACSI, Mr. Mansouri spent nearly ten years at Global One formerly Sprint International, serving as director of international multimedia services, director of global messaging, director of global-value added systems and director of business development. Prior to his employment by Sprint International, Mr. Mansouri was a senior branch manager of Applied Communications Services at Tymshare/Tymnet, Inc. (now British Telecom). He received a B.S. in Computer Science and Statistics from Utah State University and an M.S. in Operations Research from The George Washington University.

Dennis J. Ives, 60, Senior Vice President -- Network Development, joined the Company's predecessor in 1992 as Vice President -Operations. Prior to that, from 1990, Mr. Ives was involved in the planning and implementation of other fiber optic networks and broadband systems in Illinois and Wisconsin at DigiNet Communications, Inc. Mr. Ives spent over 30 years with AT&T in various engineering and operations management positions and has 38 years of telecommunications industry and management experience.

Martin F. McDermott, 52, Senior Vice President -- Marketing, joined the Company in April 1996. From July 1995 until he joined the Company, Mr. McDermott served as chief operating officer for American Wireless Communications Corporation. Prior thereto, Mr. McDermott spent three years at WilTel Inc. as Vice President of Marketing following his service as Chief Operating Officer of the National Telecommunications Network, a joint venture of six long distance carriers. Mr. McDermott attended Georgetown University, is active in industry associations such as ACTA, NATA and Comptel and has 30 years of telecommunications industry experience.




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                                     - 12 -

                             EXECUTIVE COMPENSATION

The following table provides a summary of compensation for each of the last three fiscal years ended June 30, 1996, 1995 and 1994, with respect to the Company's Chief Executive Officer, and the other four most highly compensated officers of the Company during the fiscal year ended June 30, 1996 whose annual salary and bonus during such fiscal year exceeded $100,000 (collectively, the "Named Officers"):

                                           Summary Compensation Table


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Long-Term
                                                        Annual Compensation
                                                                                                                      Compensation


                                                                                                                         Awards
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Other               Securities
                                                                           Annual               Underlying             All Other
           Name and                                                     Compensation              Options             Compensation
      Principal Position             Year  Salary ($)   Bonus ($)            ($)(1)                  (#)(2)                 ($)
-----------------------------------------------------------------------------------------------------------------------------------
Anthony J. Pompliano              1996      239,583      175,000(3)             - 0 -                  - 0 -               6,187(4)
 Chairman of the                  1995      219,500      175,000(5)             - 0 -                500,000               6,977(6)
 Board of Directors               1994      110,000         - 0 -             25,000(7)            1,349,899              61,507(8)
-----------------------------------------------------------------------------------------------------------------------------------
Richard A. Kozak                  1996      233,334      200,000(9)             - 0 -                  - 0 -               5,400(10)
President and Chief               1995      184,378      175,000(11)            - 0 -                399,999               3,750(12)
Executive Officer                 1994       87,500         - 0 -             39,728(7)              899,932                 - 0 -
-----------------------------------------------------------------------------------------------------------------------------------
George M. Tronsrue                1996      191,128       54,116(13)            - 0 -                50,000                4,800(14)
Chief Operating Officer           1995      150,000      135,417(15)          68,800(16)            350,001(17)              - 0 -
                                  1994       53,827       50,000                - 0 -                  - 0 -                 - 0 -
-----------------------------------------------------------------------------------------------------------------------------------
Riley M. Murphy                   1996      162,499      118,504(18)            - 0 -                50,000                3,536(19)
Executive Vice President -        1995      150,000       81,500(20)            - 0 -               250,001(17)            9,783(21)
Legal and Regulatory              1994       37,500         - 0 -             48,620(22)               - 0 -                 - 0 -
Affairs, General Counsel
and Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Robert H. Ottman                  1996      170,000      150,000(23)            - 0 -                  - 0 -                 - 0 -
Executive Vice                    1995       28,333(24)      - 0 -               - 0 -                250,000                - 0 -
President/Network Services
and Technical Support
-----------------------------------------------------------------------------------------------------------------------------------



(Footnotes commence on following page)

(Footnotes from previous page)


(1) Excludes perquisites and other personal benefits that in the aggregate do not exceed 10% of the Named Officers' total annual salary and bonus.

(2) See information provided in "Option Grants in Last Fiscal Year," and "Option Exercises and Fiscal Year-End Values."

(3) Pursuant to his Employment Agreement, Mr. Pompliano is entitled to receive cash bonuses upon attainment of certain performance goals. This amount represents cash bonuses paid during fiscal 1996 relating to the attainment of such performance goals.

(4) Includes $1,600 for car allowance and $3,834 for medical insurance in excess of that provided to other employees.

(5) Pursuant to his Employment Agreement, Mr. Pompliano is entitled to receive cash bonuses upon attainment of certain performance goals. This amount represents cash bonuses paid during fiscal 1995 relating to the attainment of such performance goals.

(6) Includes $3,800 for car allowance and $3,177 in premiums for disability insurance in excess of that provided to other employees.

(7) Consists of amounts paid to Messrs. Pompliano and Kozak as consultants for services rendered prior to their employment by the Company in August 1993 and November 1993, respectively.

(8) Consists of $20,000 received as compensation in connection with the Company's November 1993 sale of 400,000 shares of Common Stock and $41,507 received as compensation in connection with the Company's June 1994 issuance of $4,300,720 principal amount of 15% convertible notes.

(9) Pursuant to his Employment Agreement, Mr. Kozak is entitled to receive cash bonuses upon attainment of certain performance goals. This amount represents cash bonuses paid during fiscal 1996 relating to the attainment of such performance goals.

(10) Includes $5,400 for medical insurance in excess of that provided to other employees.

(11) Pursuant to his Employment Agreement, Mr. Kozak is entitled to receive cash bonuses upon attainment of certain performance goals. This amount represents cash bonuses paid during fiscal 1995 relating to the attainment of such performance goals.

(12) Includes $3,750 in premiums for disability insurance in excess of that provided to other employees.

(13) This payment represents the second installment of a bonus of $244,500, $135,417 of which was paid on February 28, 1995, $54,116 of which was paid on February 24, 1996, and $54,116 of which is due on February 24, 1997.

(14)     Includes $4,800 for car allowance.

(15) This payment represents the first installment of a bonus of $244,500, $135,417 of which was paid on February 28, 1995, $54,116 of which was paid on February 24, 1996 and $54,116 of which is payable on February 24, 1997.

(16) Includes $65,000 paid in connection with relocation and moving expenses relating to the relocation of the Company's headquarters from Oak Brook, Illinois to Annapolis Junction, Maryland.

(17) 150,000 of these options were originally granted in the fiscal year ended June 30, 1994 at an exercise price of $2.50 per share and such exercise price was subsequently reduced to $2.25 per share in connection with the Company's October 1994 private placement.

(18) This payment represents the second installment of a cash bonus of $224,500, $81,500 of which was paid on each of January 31, 1995 and January 31, 1996, and $81,500 of which will be paid on January 31, 1997, as well as an additional bonus of $37,004 which was paid at the discretion of the Company.

(19) Includes $3,536 for medical insurance in excess of that provided to other employees.

(20) This payment represents the first installment of a bonus of $244,500, $81,500 of which was paid on each of January 31, 1995 and January 31, 1996 and $81,500 which is payable on January 31, 1997.

(21) Includes $3,360 of premiums for disability and life insurance paid for by the Company in excess of that provided for other employees and $6,423 of premiums in connection with professional liability insurance for the period prior to her employment with the Company.

(22) Consists of $43,620 received for performing legal services for the Company as outside counsel and $5,000 received pursuant to a relocation agreement.

(23) Represents $100,000 which was awarded to Mr. Ottman as a signing bonus when he joined the Company, but which was not paid to him until fiscal 1996, and $50,000 awarded to Mr. Ottman under the Company's Management Incentive Performance Plan.

(24)     Mr. Ottman commenced employment with the Company in May 1995.




           The remainder of this page is intentionally left blank.

                        Option Grants In Last Fiscal Year

The following table contains information concerning the grant of stock options to the Named Officers during the fiscal year ended June 30, 1996.


-----------------------------------------------------------------------------------------------------------------------------------
                                Individual Grants
-----------------------------------------------------------------------------------------------------------------------------------


                                               Number of               % of Total
                                               Securities               Options     Exercise     Market Price
                                               Underlying              Granted to    or Base    of Underlying
                                                Options               Employees in    Price     Securities on            Expiration
                 Name                         Granted (#)              Fiscal Year  ($/Share)   Date of Grant               Date
----------------------------------------------------------------------------------------------------------------------------------
Anthony J. Pompliano                              None                        --       --             --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Richard A. Kozak                                  None                        --       --             --                     --
-----------------------------------------------------------------------------------------------------------------------------------
 George M. Tronsrue, III                       25,000(1)                    2.2%      3.40         3.875(i)               2/22/03
                                               25,000(2)                    2.2%      3.40         3.875(i)               2/22/04
-----------------------------------------------------------------------------------------------------------------------------------
Riley M. Murphy                                25,000(3)                    2.2%      3.40         3.875(i)               3/30/03
                                               25,000(4)                    2.2%      3.40         3.875(i)               3/30/04
-----------------------------------------------------------------------------------------------------------------------------------
Robert H. Ottman                                  None                        --       --             --                     --
-----------------------------------------------------------------------------------------------------------------------------------



(i) Underlying market price is based on the average bid and asked price on the date of grant as reported by the NASDAQ Small Cap Market.

(1) These options were granted on July 6, 1995, with an exercise price of $3.40. These options will vest on February 23, 1998 provided that Mr. Tronsrue does not voluntarily terminate his employment with the Company or is not terminated for cause prior to the vesting date.

(2) These options were granted on July 6, 1995, with an exercise price of $3.40. These options will vest on February 23, 1999 provided that Mr. Tronsrue does not voluntarily terminate his employment with the Company or is not terminated for cause prior to the vesting date.

(3) These options were granted on July 6, 1995, with an exercise price of $3.40. These options will vest on March 31, 1998 provided that Ms. Murphy does not voluntarily terminate her employment with the Company or is not terminated for cause prior to the vesting date.

(4) These options were granted on July 6, 1995 with an exercise price of $3.40. These options will vest on March 31, 1999 provided that Ms. Murphy does not voluntarily terminate her employment with the Company or is not terminated for cause prior to the vesting date.

          AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth the information with respect to the Named Officers concerning the exercise of options during the fiscal year ended June 30, 1996 and unexercised options held as of June 30, 1996.


                                                 ----------------------------------------------------------------------------------
                                                              Number of Unexercised                   Value of Unexercised
                                                           Options at Fiscal Year-End                 In-the-Money Options
                                                                       (#)                          at Fiscal Year-End($)(1)
-----------------------------------------------------------------------------------------------------------------------------------
                   Shares
                 Acquired
                     on               Value
                 Exercise          Realized
         Name        (#)               ($)            Exercisable           Unexercisable        Exercisable         Unexercisable
----------------------------------------------------------------------------------------------------------------------------------
Anthony J.           -0-               -0-                 1,599,899                 250,000       19,055,025.37       2,687,500.00
Pompliano
-----------------------------------------------------------------------------------------------------------------------------------
Richard A.           -0-               -0-                 1,133,265                 166,666       13,369,672.44       1,699,993.20
Kozak
---------------------------------------------------------------------------------------------------------------------- ------------
 George M.           -0-               -0-                   250,000                 150,001        2,687,500.00       1,555,000.00
Tronsrue, III
-----------------------------------------------------------------------------------------------------------------------------------
Riley M.             -0-               -0-                   137,500                 162,501        1,478,135.75       1,689,385.75
Murphy
----------------------------------------------------------------------------------------------------------------------------------
Robert H.            -0-               -0-                   100,000                 150,000        1,000,000.00       1,500,000.00
Ottman
-----------------------------------------------------------------------------------------------------------------------------------




(1) Represents the difference between the exercise price and a fair market value of $13.00 as determined by the last sale price on June 28, 1996, the last trading day in the fiscal year ended June 30, 1996, as reported on NASDAQ National Market.

Employment Agreements


     Anthony J. Pompliano. The Company has entered into an employment agreement with Anthony J. Pompliano, its Chairman, which terminates on August 23, 1998. Under the terms of the agreement, as amended, Mr. Pompliano is entitled to an annual base salary of $250,000 and is entitled to a cash bonus of up to $175,000 for each of the fiscal years ending June 30, 1997 and 1998 based upon the Company's achievement of certain performance goals for the relevant fiscal year. Under his employment agreement, Mr. Pompliano received a bonus of $175,000 for each of the fiscal years ended June 30, 1995 and June 30, 1996 based upon the Company's achievement of certain performance goals for such fiscal years. Mr. Pompliano was granted options to purchase an aggregate of 1,349,899 shares of the Company's Common Stock at an exercise price of $0.875 per share (the "Initial Stock Options"), all of which are currently vested and exercisable. Mr. Pompliano was also granted (i) options to purchase an additional 150,000 shares at an exercise price of $2.25 per share, all of which vested and became exercisable based upon the Company's achievement of certain performance goals, and (ii) options to purchase an additional 350,000 shares of Common Stock at exercise prices ranging from $2.25 per share to $2.80 per share, of which 100,000 have vested and the remainder of which will vest and become exercisable on August 24, 2001, if Mr. Pompliano is then employed by the Company or earlier, as to specified tranches of such shares, based upon the Company's achievement of certain performance goals related to each such tranche or upon a "change in control," as defined in the agreement (collectively, the "Performance Stock Options"). Mr. Pompliano has the right to obtain a 30-day loan from the Company for the purpose of paying the aggregate exercise price of the options granted to him.


         In the event Mr. Pompliano's employment is terminated pursuant to the Company's material breach of the agreement, upon a "change in control," or by the Company without cause, all of the Performance Stock Options, regardless of whether they have then vested, will become immediately exercisable in accordance with their terms. In the event Mr. Pompliano's employment is terminated due to his death or disability, the Company's material breach of the agreement, upon a change in control or by the Company without cause, he (or his estate) shall be entitled to receive a lump sum severance payment equal to the greater of his base salary for one year or his base salary from the date of termination through August 23, 1998, and continuation of his health and medical benefits for a minimum of one year.

         Mr. Pompliano shall have the right, for a period of 90 days after the termination of his employment with the Company (unless such employment is terminated by the Company "for cause" (as defined in the agreement) or Mr. Pompliano voluntarily resigns), to sell to the Company, and the Company is required to purchase, the shares of Common Stock issued or issuable pursuant to the options granted to Mr. Pompliano under his employment agreement, at a price equal to the publicly-traded price of the Common Stock (as defined in the agreement), less the exercise price of the options with respect to unexercised options. The aggregate purchase price paid by the Company for such shares shall not exceed $1 million (which amount shall be reduced by the net proceeds received by Mr. Pompliano from his sales of shares of Common Stock in the market or otherwise). This right may be exercised by Mr. Pompliano only if at the time of exercise the aggregate value (based on the publicly traded price) of the Company's outstanding shares of Common Stock and the shares of Common Stock issuable pursuant to options, warrants and other convertible securities which have an exercise or conversion price which is equal to or less than the then publicly traded price of the Common Stock is greater than $200 million and at least 5,000,000 outstanding shares of Common Stock are neither held by "affiliates" (as defined in Rule 405 under the Securities Act) of the Company nor "restricted securities" (as defined in Rule 144 under the Securities Act). Mr. Pompliano's agreement contains non-compete, non-solicitation and confidentiality provisions.

     Richard A. Kozak. The Company has entered into an employment agreement with Richard A. Kozak, its President and Chief Executive Officer, which terminates on October 31, 1998. Under the terms of the agreement, Mr. Kozak is entitled to a minimum annual base salary of $250,000. Mr. Kozak is entitled to cash bonuses of up to $175,000 for the fiscal year ending June 30, 1997, and $200,000 for the fiscal year ending June 30, 1998, based upon the Company's achievement of certain performance goals for the relevant fiscal year. Mr. Kozak earned a bonus of $200,000 during fiscal 1996 and a bonus of $175,000 during fiscal 1995 based upon the Company's achievement of certain performance goals in each of such fiscal years. Mr. Kozak was granted Initial Stock Options to purchase an aggregate of 899,932 shares of the Company's Common Stock at an exercise price of $0.875 per share, all of which are currently vested and exercisable. Mr. Kozak was also granted Performance Stock Options that will allow him to (i) purchase an additional 70,000 shares at an exercise price of $2.25 per share, all of which vested and became exercisable based upon the Company's achievement of certain performance goals and (ii) purchase an additional 329,999 shares of Common Stock at exercise prices ranging from $2.25 per share to $2.80 per share, of which 163,333 have vested, and the remainder of which will vest and become exercisable on November 1, 2001, if Mr. Kozak is then employed by the Company or earlier, as to specified tranches of such shares, based upon the Company's achievement of certain performance goals related to each such tranche or upon a change in control, as defined in the agreement. Mr. Kozak has the right to obtain a 30-day loan from the Company for the purpose of paying the aggregate exercise price of the options granted to him.

         In the event Mr. Kozak's employment is terminated pursuant to his death, disability or voluntary resignation, the Performance Stock Options, regardless of whether they have then vested, will become immediately exercisable in accordance with their terms. In the event Mr. Kozak's employment is terminated pursuant to the Company's material breach of the agreement, upon a "change in control", or by the Company without cause, all of the Performance Stock Options, regardless of whether they have then vested, will become immediately exercisable in accordance with their terms. In the event Mr. Kozak's employment is terminated due to his death or disability, the Company's material breach of the agreement, upon a change in control, or by the Company without cause prior to November 1, 1996, Mr. Kozak (or his estate) is entitled to receive a lump sum severance payment equal to his base salary for two years and the continuation of his health and medical benefits for two years; or if Mr. Kozak's employment is so terminated subsequent to November 1, 1996, he (or his estate) shall be entitled to receive a lump sum severance payment equal to the greater of his base salary for one year or his base salary from the date of termination through October 31, 1998, and continuation of his health and medical benefits for a minimum of one year.

         Mr. Kozak shall have the right, for a period of 90 days after termination of his employment with the Company (unless such employment is terminated by the Company "for cause" (as defined in the agreement) or Mr. Kozak voluntarily resigns), to sell to the Company, and the Company is required to purchase, the shares of Common Stock issued or issuable pursuant to the options granted to Mr. Kozak under his employment agreement, at a price equal to the publicly-traded price of the Common Stock (as defined in the agreement), less the exercise price of the options with respect to unexercised options. The aggregate purchase price paid by the Company for such shares shall not exceed $1 million (which amount shall be reduced by the net proceeds received by Mr. Kozak from his sales of shares of Common Stock in the market or otherwise). This right may be exercised by Kozak only, if at the time of exercise, the aggregate value (based on the publicly traded price) of the Company's outstanding shares of Common Stock and shares of Common Stock issuable pursuant to options, warrants and other convertible securities which have an exercise or conversion price which is equal to or less than the then publicly traded price of the Common Stock is greater than $200 million and at least 5,000,000 outstanding shares of Common Stock are neither held by "affiliates"

(as defined, in Rule 405 under the Securities Act) of the Company nor "restricted securities" (as defined in Rule 144 under the Securities Act). Mr. Kozak's agreement contains non-compete, non- solicitation and confidentiality provisions.

         George M. Tronsrue, III. The Company has entered into an employment agreement with George M. Tronsrue, III, its Chief Operating Officer, which terminates on February 23, 1999. The agreement, as amended, calls for an annual salary $200,000, a $400 per month car allowance and a guaranteed bonus of $244,500, $135,417 of which was received on February 24, 1995, $54,116 of which was received on February 24, 1996, and $54,116 of which will be received by Mr. Tronsrue on February 24, 1997. Mr. Tronsrue was granted Initial Stock Options to purchase 150,000 shares of Common Stock at a price of $2.25 per share. These options vested as to 50,000 shares at the commencement of Mr. Tronsrue's employment and vested as to 33,333 shares on each of February 23, 1995 and February 23, 1996 (the first and second anniversaries, respectively, of his employment with the Company). The options will vest as to 33,334 shares on the third anniversary of Mr. Tronsrue's employment with the Company. Mr. Tronsrue was granted five year options to purchase up to 100,001 shares of Common Stock at an exercise price of $2.25 per share. These options vested with respect to 16,667 shares on each of February 23, 1995 and February 23, 1996, and will vest as to 16,667 shares on February 23, 1997, and as to the remaining 50,000 shares on February 23, 1998. Mr. Tronsrue was granted Performance Stock Options to purchase 20,000 shares of Common Stock exercisable at a price of $2.25 per share through March 31, 2000, based upon the achievement of certain performance goals, all of which are currently vested and exercisable. Upon the achievement of certain performance goals, Mr. Tronsrue also has received five year Performance Stock Options to purchase up to 80,000 shares of Common Stock at an exercise price of $2.25 per share, all of which options have vested. On July 6, 1995, pursuant to the agreement, Mr. Tronsrue was granted options to purchase 50,000 shares of Common Stock at an exercise price of $3.40 per share. These options will vest as to 25,000 shares on each of February 23, 1998, and February 23, 1999. None of the foregoing options granted to Mr. Tronsrue shall be deemed earned if, as to any given year, Mr. Tronsrue's employment is terminated for cause or if he voluntarily resigns. In the event Mr. Tronsrue's employment is terminated without cause or pursuant to his death, disability or the Company's material breach of the agreement, Mr. Tronsrue or his estate shall be entitled to receive his earned bonus and exercise the Initial Stock Options to purchase 150,000 shares in accordance with their terms. In the event Mr. Tronsrue's employment is terminated without cause or pursuant to his death, disability or the Company's material breach of the agreement prior to February 24, 1997, he will receive his then current base salary and health and medical benefits coverage at the Company's expense for two years from the date of such termination or if his employment is so terminated on or subsequent to February

24, 1997, he will receive his then current base salary and health and medical benefits coverage at the Company's expense for the longer of (i) the period from the date of termination through February 23, 1999, or (ii) one year from the date of termination. Mr. Tronsrue's employment agreement also contains a two year noncompete/non-solicit provision.

         Riley M. Murphy. The Company has entered into an employment agreement with Riley M. Murphy, its Executive Vice President for Legal and Regulatory Affairs, which terminates on March 31, 1999. This agreement, as amended, calls for an annual salary of $175,000 and a guaranteed bonus of $244,500, payable in three annual installments. $81,500 of this bonus was received by Ms. Murphy on January 31, 1995, $81,500 was received by her on January 31, 1996, and $81,500 will be received by her on January 31, 1997. The agreement includes Initial Stock Options to purchase 150,000 shares of Common Stock at a price of $2.25 per share. These options vested with respect to 25,000 shares upon the signing of her employment agreement and vested as to 41,666 shares on each of March 31, 1995 and March 31, 1996, and will vest as to 41,667 shares on the third anniversary of her employment with the Company. The agreement also includes options to purchase 100,002 shares which were granted on December 14, 1994, with an exercise price of $2.25. These options vested with respect to 14,584 shares on each of March 31, 1995 and March 31, 1996, and will vest as to 14,584 shares on March 31, 1997, and as to the remaining 56,250 shares on March 31, 1998. On July 6, 1995, pursuant to the agreement, Ms. Murphy was also granted options to purchase 50,000 shares of Common Stock at an exercise price of $3.40 per share. These options will vest as to 25,000 shares on each of March 31, 1998, and March 31, 1999. None of the foregoing options granted to Ms. Murphy shall be deemed earned if, as to any given year, Ms. Murphy's employment is terminated for cause or if she voluntarily resigns. In the event Ms. Murphy's employment is terminated without cause or pursuant to her death, disability or the Company's material breach of the agreement, Ms. Murphy or her estate shall be entitled to receive her earned bonus and exercise the Initial Stock Options to purchase
150,000 shares in accordance with their terms. In the event Ms. Murphy's employment is terminated without cause or pursuant to her death, disability or the Company's material breach of the agreement prior to April 1, 1997, she will receive her then current base salary and health and medical benefits coverage at the Company's expense for two years from the date of such termination or if her employment is so terminated on or subsequent to April 1, 1997, she will receive her then current base salary and health and medical benefits coverage at the Company's expense for the longer of (i) the period from the date of termination through March 31, 1999, or (ii) one year from the date of termination. Ms. Murphy's employment agreement also contains a two year non-compete/non-solicit provision.

         Robert H. Ottman. The Company has entered into an employment agreement with Robert Ottman, its Executive Vice President/Network Services and Technical Support, which terminates on April 30, 1998. This agreement calls for an annual salary of $170,000 and additional compensation based on the Company's performance as well as Mr. Ottman's individual contribution to that performance, and shall be determined at the sole discretion of the Company's Chief Executive Officer and Board of Directors. The agreement also includes options to purchase up to 250,000 shares of Common Stock at a price of $3.00 per share. These options vested with respect to 50,000 shares upon the signing of his employment agreement and as to 50,000 shares on April 23, 1996, and will vest as to 75,000 shares on each of the second anniversary and the third anniversary of his employment. None of the foregoing options granted to Mr. Ottman shall be deemed earned if, prior to the relevant vesting date, Mr. Ottman's employment is terminated for cause, pursuant to his death or disability or upon a determination by the Company's Board of Directors that Mr. Ottman has failed to meet the performance criteria which would reasonably be expected of someone in his position or if Mr. Ottman voluntarily resigns. In the event that Mr. Ottman's employment is terminated without cause or pursuant to the Company's material breach of the agreement, Mr. Ottman or his estate shall be entitled to exercise the options to purchase 250,000 shares in accordance with their terms. In the event Mr. Ottman's employment is terminated without cause or pursuant to his death, disability, the Company's material breach of the agreement, or upon a determination by the Company's Board of Directors that Mr. Ottman has failed to meet the performance criteria which would reasonably be expected of someone in his position, he will receive his then current base salary and health and medical benefits coverage at the Company's expense for one year from the date of termination. Mr. Ottman's employment agreement also contains a two year non-compete/non-solicit provision.

     The shares of Common Stock underlying the stock options held by Messrs. Pompliano, Kozak and Tronsrue, and Ms. Murphy which are discussed above are the subject of a registration rights agreement among the Company and Mr. Pompliano, Mr. Kozak, Mr. Tronsrue, Ms. Murphy and Douglas R. Hudson pursuant to which these executive officers have been granted certain demand and piggy-back registration rights with respect to the shares of Common Stock underlying options granted to them under their employment agreements with the Company.



            The remainder of this page is intentionally left blank.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information as of August 30, 1996, concerning stock ownership of all persons known by the Company to own 5% or more of the outstanding shares of the Company's voting securities, each director of the Company, each executive officer of the Company named in the Summary Compensation Table and all of the executive officers and directors of the Company as a group.

                      Name and Address              Amount and        Percent
                       of Beneficial                  Nature            of
                          Owner or                 of Beneficial      Stock
                    Identity of Group(1)           Ownership (2)  Outstanding(3)

Anthony J. Pompliano(4)                           1,599,999               6.2%

Richard A. Kozak(5)                               1,133,465               4.5%

George M. Tronsrue, III(6)                          250,000                *

Riley M. Murphy(7)                                  137,500                *

Robert H. Ottman(8)                                 100,000                *

George M. Middlemas(9)                            1,433,679               5.9%

Christopher Rafferty(10)                              8,000                *

Edwin M. Banks(10)                                    - 0 -                *

 Peter C. Bentz(10)                                   - 0 -                *

Olivier L. Trouveroy(11)                              - 0 -                *

Benjamin P. Giess(11)                                 - 0 -                *

The Huff Alternative Income                      11,246,782               46.2%
Fund, L.P.(12)
67 Park Place, Morristown, New
Jersey 07960

ING Equity Partners, L.P. I(13)                   6,100,000               25.3%
135 East 57th Street, 16th
Floor, New York, NY 10022

 First Analysis Corporation(14)                   2,840,185               11.8%
233 South Wacker Drive, Suite
9600, Chicago, IL 60606


 Russell T. Stern, Jr.(15)                        1,317,231                5.6%
660 Mews, Winnetka, IL 60093


All executive officers and                        4,800,144               19.9%
directors as a group (13
persons)


-----------------------------

*Less than one percent.

(Footnotes commence on following page)

(Footnotes from previous page)

     (1) The address of all officers and directors listed above is in the care of the Company.

     (2) The numbers listed represent the voting power of the shares of Common Stock and Preferred Stock as well as the voting power of Common Stock subject to warrants and options which were exercisable as of August 30, 1996, or which will become exercisable within 60 days of such date, held by each individual or entity listed. Except as discussed below, none of these shares are subject to rights to acquire beneficial ownership, as specified in Rule 13d-3(d)(1) under the Exchange Act, and the beneficial owner has sole voting and investment power, subject to community property laws where applicable.

     (3)  Gives  effect  to  186,664  shares  of  Series  A-1  Preferred   Stock
          outstanding as of August 30, 1996, which are convertible into 7,466,560 shares of Common Stock and 277,500 shares of Series B
          Preferred Stock outstanding as of August 30, 1996, which are convertible into 9,910,704 shares of Common Stock. Except with respect to the election of directors and certain transactions set forth in the Company's Certificate of Incorporation, the Preferred Stock and Common Stock vote together as a single class. In the case of a vote for the election of directors each share of Preferred Stock has one vote. Otherwise, each share of Preferred Stock is entitled to that number of votes equal to the number of shares of Common Stock into which it is convertible. The percentage of voting stock outstanding for each stockholder is calculated by dividing (i) the number of shares of Common Stock deemed to be beneficially owned by such stockholder as of August 30, 1996 (assuming that each share of Preferred Stock has been converted into shares of Common Stock), by (ii) the sum of (A) the number of shares of Common Stock outstanding as of August 30, 1996, plus (B) the number of shares of Common Stock into which the shares of Preferred Stock outstanding as of August 30, 1996, are convertible plus (C) the number of shares issuable upon exercise of options or warrants held by such stockholder which were exercisable as of August 30, 1996, or which will become exercisable within 60 days after August 30, 1996.

    (4) Includes 1,599,899 shares subject to options held by Mr. Pompliano which were exercisable as of August 30, 1996, or which will become exercisable within 60 days after August 30, 1996, and 100 shares of Common Stock owned directly.

    (5) Includes 1,133,265 shares subject to options held by Mr. Kozak which were exercisable as of August 30, 1996, or which will become exercisable within 60 days after August 30, 1996, and 200 shares of Common Stock owned directly.

    (6)  Includes  250,000 shares subject to options held by Mr.  Tronsrue which
         were   exercisable  as  of  August  30,  1996,  or  which  will  become exercisable within 60 days after August 30, 1996.

    (7)  Includes  137,500  shares  subject to options held by Ms.  Murphy which
         were   exercisable  as  of  August  30,  1996,  or  which  will  become exercisable within 60 days after August 30, 1996.

    (8)  Includes  100,000  shares  subject to options held by Mr.  Ottman which
         were   exercisable  as  of  August  30,  1996,  or  which  will  become exercisable within 60 days after August 30, 1996.


    (9) Includes 20,000 shares of Common Stock and 20,000 shares subject to options held by Mr. Middlemas which were exercisable as of August 30, 1996, or which will become exercisable within 60 days after August 30, 1996. Also includes 245,560 shares of Common Stock, 16,803 shares of Series A-1 Preferred Stock convertible into 672,120 shares of Common Stock and 3,269.9 shares of Series B-3 Preferred Stock convertible into 116,785 shares of Common Stock currently owned by Apex II. Includes 2,595 shares of Series A-1 Preferred Stock convertible into 103,800 shares of Common Stock, 4,904.85 shares of Series B-3 Preferred Stock convertible into 175,173 shares of Common Stock and 80,241 shares of Common Stock currently owned by Apex I. Mr. Middlemas is a general partner of Apex Management Partnership which is the general partner of Apex I and Apex II. Mr. Middlemas disclaims beneficial ownership of the shares owned by Apex I and Apex II, except to the extent of his ownership in the general partner of Apex I and in the general partner of Apex II.


     (10) Messrs. Banks and Bentz are employees of W.R. Huff Asset Management Co., L.L.C., an affiliate of Huff, but do not exercise sole or shared voting or dispositive power with respect to the shares held by Huff which are described in footnote (12) and thus, are not deemed to beneficially own such shares. Mr. Rafferty is an employee of WRH Partners, L.L.C., the general partner of Huff, but does not exercise sole or shared voting or dispositive power with respect to the shares held by Huff which are described in footnote (12) and thus, is not deemed to beneficially own such shares. Mr. Rafferty's amounts include 200 shares of Series B-2 Preferred Stock convertible into 7,143 shares of Common Stock and 857 shares of Common Stock.

     (11) Mr. Trouveroy is a Managing Partner of ING and Mr. Giess is a Partner of ING but they do not exercise sole or shared voting or dispositive power with respect to the shares held by ING which are described in footnote (13) and thus, are not deemed to beneficially own such shares.

    (12) Includes 1,919,793 shares of Common Stock, 138,889 shares of Series A-1 Preferred Stock convertible into 5,555,560 shares of Common Stock, 100,000 shares of Series B-2 Preferred Stock convertible into 3,571,429 shares of Common Stock and 200,000 shares of Common Stock subject to currently exercisable warrants.

   (13) Includes 642,857 shares of Common Stock, 100,000 shares of Series B-1 Preferred Stock convertible into 3,571,429 shares of Common Stock, 100,000 shares subject to currently exercisable warrants owned by ING and 50,000 shares of Series B-4 Preferred Stock convertible into 1,785,714 shares of Common Stock.


   (14) Includes 245,560 shares of Common Stock, 16,803 shares of Series A-1 Preferred Stock convertible into 672,120 shares of Common Stock and 3,269.9 shares of Series B-3 Preferred Stock convertible into 116,785 shares of Common Stock currently owned by Apex II. Includes 2,595 shares of Series A-1 Preferred Stock convertible into 103,800 shares of Common Stock, 4,904.85 shares of Series B-3 Preferred Stock convertible into 175,173 shares of Common Stock and 80,241 shares of Common Stock currently owned by Apex I. Includes 272,945 shares of Common Stock, 10,249 shares of Series A-l Preferred Stock convertible into 409,960 shares of Common Stock and 1,380.61 shares of Series B-3 Preferred Stock convertible into 49,308 shares of Common Stock currently owned by The Productivity Fund II, L.P. ("Productivity"). Includes 6,056 shares of Series A-1 Preferred Stock convertible into 242,240 shares of Common Stock, 11,444.64 shares of Series B-3 Preferred Stock convertible into 408,737 shares of Common Stock and 63,316 shares of Common Stock currently owned by Environmental Private Equity Fund II, L.P. ("EPEF"). First Analysis Corporation ("FAC") is an ultimate general partner of Apex I, Apex II, Productivity and EPEF and may be deemed to be the beneficial owner of the shares owned by them. FAC disclaims beneficial ownership of these shares. This information was obtained from a Schedule 13D filed with the Securities and Exchange Commission on August 4, 1995, as amended in October 1995.


    (15) Mr. Stern owns 1,084,012 shares of the Company's Common Stock, an option to purchase 30,000 additional shares and a warrant to purchase 3,542 shares. The Thurston Group, Inc., of which Mr. Stern is a principal, owns 199,677 shares of the Company's Common Stock.

         For a description of the Voting Rights Agreement pursuant to which certain stockholders of the Company have agreed to vote their shares of Preferred Stock and Common Stock for the election of directors designated by certain stockholders, see "Proposal
No. 1--Election of Directors."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On July 1, 1992, Russell T. Stern, Jr., Patrick J. Haynes and Willard McNitt, the stockholders of Alabama Lightwave, Inc., North Carolina Lightwave, Inc., Chicago Lightwave, Inc., Delaware Lightwave, Inc., and Virginia Lightwave, Inc. (collectively referred to as the "ALI subsidiaries") entered into stock exchange agreements with ALI. Under these agreements, the stockholders of the ALI subsidiaries received 650 shares of ALI mandatorily redeemable, nonvoting, cumulative Series A preferred stock (the "ALI Preferred Stock") and 103,920 shares of ALI common stock (the "ALI Common Stock"). Additionally, ALI issued 363,720 shares of ALI Common Stock to existing stockholders for $.0042 per share.


         At the time of the exchange agreements, ALI also entered into a stock subscription agreement under which an aggregate of 500 shares of ALI Preferred Stock and an aggregate of 181,860 shares of ALI Common Stock were issued to Apex II, The Productivity Fund II, L.P. ("Productivity") and Brian Boyer for a total of $500,875. The ALI Preferred Stock was issued for $1,000 per share and the ALI Common Stock was issued for $.0048 per share.


         On December 15, 1992, 100 additional shares of ALI Preferred Stock and 36,372 shares of ALI Common Stock were issued to Apex II, Productivity and Brian Boyer for a total of $100,175, under the stock subscription agreement noted above on the same terms and at the same per share price as noted above.

         On September 14, 1993, an acquisition agreement and related agreements, among other things, resulted in the acquisition of ALI by Golf Links Ltd. ("GLL"), a dormant publicly-held company, with GLL as the surviving corporation, in exchange for newly issued shares of GLL's preferred and common stock. Under the agreements, each outstanding common share of ALI Common Stock was exchanged for 207.84 shares of GLL common stock and each outstanding share of ALI Preferred Stock was exchanged for one share of GLL preferred stock and the shares of American Consolidated Communications, Inc. ("ACC") and American Communication Services, Inc., an Illinois corporation ("ACS") which were held by certain stockholders of ALI were assigned to GLL. Additionally, notes receivable for common stock of ACC totaling $50,000 held by Russell T. Stern, Jr. and Patrick J. Haynes were forgiven in conjunction with the merger. After the merger, GLL changed its name to American Communication Services, Inc. (a Colorado corporation).


         On September 15, 1993, the Company's former subsidiary, ALI, issued promissory notes to Apex II, Productivity, Russell T. Stern, Jr. and Brian Boyer for $68,825, $68,825, $7,083 and $1,350, respectively (the "ALI Notes"). These ALI Notes were originally due September 15, 1994, but ALI had the option to extend the maturity date to September 15, 1995. Interest was payable on the notes at ten percent (10%) per annum. The noteholders had warrants to purchase, at any time up to September 14, 1996, shares of ALI Common Stock at a price of $181.86 per share, subject to anti-dilution adjustments. ALI elected to extend the maturity date to September 14, 1995, and the number of ALI shares that the noteholder could purchase pursuant to the warrant increased as provided therein. The holders of ALI Notes converted the ALI Notes and warrants into notes and warrants substantially similar to notes and warrants issued by the Company on or about September 14, 1993. The converted warrants along with the additional warrants issued upon the extension of the ALI Notes gave the four holders listed above the right to purchase an aggregate of 36,500 shares of the Company's Common Stock at a price of $0.875 per share. The unexpired term of the three-year warrants carried over to the converted warrants. In connection with the October 1994 Private Placement (as hereinafter defined), Apex II and Productivity agreed to reduce the number of warrants held by each of them by 50% in exchange for the exercise price of 50% of such remaining warrants being reduced to $0.44 and 50% of such remaining warrants being reduced to $0.01. Apex II and Productivity each exercised warrants for 8,353 shares of Common Stock at $0.44 per share during November 1994 and each exercised warrants for 8,353 shares of Common Stock at $0.01 per share during December 1994.

         In November 1993, the Company executed a financial consulting and advisory agreement with The Thurston Group, Inc. for a period of six months. The Company believes that Russell T. Stern, Jr., who owned in excess of 5% of the Company's outstanding voting stock and was a director of the Company at the time the consulting agreement was executed, and Patrick J. Haynes, who at the time the consulting agreement was executed was an executive officer of the Company and owned in excess of 5% of the Company's outstanding voting stock, had controlling interests in The Thurston Group, Inc. Mr. Stern owned in excess of 5% of the Company's outstanding voting stock as of August 30, 1996. See "Security Ownership of Certain Beneficial Owners and Management." In consideration, The Thurston Group, Inc. or its transferees received warrants to purchase 300,000 shares of ACSI Common Stock, exercisable at $.875 per share. The holders of these warrants had the right to resell the shares to ACSI for $2.25 per share for two years from the date of the agreement. Pursuant to an Assignment and Assumption Agreement dated June 21, 1995, Apex II assumed the Company's obligation to purchase such shares for a purchase price of $2.25 per share.



         On June 1, 1994, the Company entered into a Stock Exchange Agreement with the following holders of 1,700 shares of its preferred stock, some of whom were affiliates of the Company: Apex II--247.5 shares; Productivity--247.5 shares; Brian Boyer--5 shares; Russell T. Stern, Jr.--550 shares and The
Thurston Group, Inc.--650 shares. George Middlemas, who is a director of the Company, is a general partner of a partnership which is the general partner of Apex I and Apex II. Productivity, until the closing of the October 1994 Private Placement owned in excess of 5% of the

Company's outstanding voting stock. Brian Boyer is a former officer and director of the Company. Russell T. Stern, Jr. owned in excess of 5% of the Company's outstanding voting stock and was a director of the Company at the time such exchange was effective. The Company believes that Mr. Stern is also a principal stockholder of The Thurston Group, Inc. Mr. Stern owned in excess of 5% of the Company's outstanding voting stock as of August 30, 1996. See "Security Ownership of Certain Beneficial Owners and Management." The preferred stock had a face value of $1,000 per share, and represented all of the then issued and outstanding shares of the Company's preferred stock. As of June 30, 1994, none of the preferred stock remained outstanding. The Company exchanged each share of such preferred stock for the number of shares of Common Stock determined by dividing the face amount of such shares of preferred stock by $3.10 (which equals the average of the high bid and low ask prices for the Company's Common Stock during the five trading days immediately preceding June 1, 1994). The preferred stockholders were granted piggy-back registration rights for the Common Stock received in the exchange, and demand registration rights on two occasions for the two year period, June 1, 1995, to June 1, 1997, upon written request of the holders of 60% of such Common Stock received in the exchange. The preferred stockholders also each executed a general release in favor of the Company.


         On June 9, 1994, the Company issued Secured Convertible Notes to, and executed Security Agreements with, Apex II and Productivity, and with Russell
T. Stern, Jr. The notes, which were repaid immediately following the October 1994 Private Placement, had principal amounts of $264,680, $264,680 and $77,281, respectively, with an interest rate of 15% per annum. The notes were secured pari passu by the tangible assets of the Company's subsidiaries in the first two cities to complete construction, American Communication Services of Louisville, Inc. and American Communication Services of Little Rock, Inc. The Company paid the principal and accrued interest on Mr. Stern's note in cash and paid Apex II and Productivity in shares of its Series A Preferred Stock. Under the terms of the notes, because the notes held by Apex II and Productivity were paid in shares of Series A Preferred Stock valued at $90 per share, the Company was obligated to pay an additional $77,250 each to Apex II and Productivity, payable also in shares of Series A Preferred Stock valued at $90 per share.


     On June 16, 1994, the Company entered into a financial consulting agreement with Thurston Partners, Inc. and Global Capital, Inc., both of which the Company believes to be affiliates of Russell T. Stern, Jr. and Patrick J. Haynes. The Company agreed to pay $153,750 for consulting services rendered through the date of the agreement, and a monthly payment of $7,500 continuing for a period of two years.

         In June 1994, Apex II, Productivity and William G. Salatich, then a director of the Company, purchased notes with the aggregate principal amount of $1,300,720. These notes paid interest at a rate of 15% per annum and were originally due December 31, 1994. The principal of these notes was converted into 14,453 shares of Series A Preferred Stock as part of the October 1994 Private Placement and the holders thereof received warrants to purchase 86,714 shares of Common Stock at an exercise price of $1.125 per share and warrants to purchase 86,714 shares of Common Stock at an exercise price of $0.01 per share, all of which warrants were exercised. The accrued interest of $62,736 on these Notes as of October 21, 1994, was paid by the Company in cash.

         Effective July 1, 1994, the Company engaged SGC Advisory Services, Inc. ("SGC") as a financial and business consultant for three years. SGC is an affiliate of Steven G. Chrust, who was then a director of the Company. Pursuant to the agreement, the Company will compensate SGC as follows: (1) a monthly fee of $5,000; (2) options to purchase up to 50,000 shares of the Company's Common Stock that vest on July 1, 1997, and are exercisable on or before July 1, 1999; and (3) a fee equal to 4% of the total aggregate consideration received by the Company or its shareholders in any transaction that the Company completes with a strategic partner, merger partner or buyer if SGC is the finder of such entity; or in the case where SGC is not the finder but proves instrumental in completing the transaction then a fee of 2% will be payable to SGC. In either case, 50% of the fee will be payable in cash at the time of closing and 50% will be payable in warrants to purchase securities or instruments similar to those received by the Company or its shareholders, unless the entire purchase price is paid in cash. In the latter case, the entire fee will be payable in cash at closing. Any warrants will have an exercise life of five years from date of issuance or vesting whichever is later and will be exercisable at the same price as established by the transaction that generates the warrant fee. At the end of each month of the term of the agreement, SGC earns a credit against the exercise price of the options referred to in (2) above equal to 1/36th of the exercise price. The shares issued upon exercise of the options were priced at the average of the high bid and low asked price on the closing date of the October 1994 Private Placement and have piggy-back registration rights.

         In August, 1994, Apex II loaned the Company $250,000. The terms of this loan were 15% per annum interest on a note due December 31, 1994, the grant of a security interest in the tangible assets of the Company's operating subsidiary which was then constructing a CAP network, and the issuance of the Company's warrants in the amount of $250,000 to purchase shares of Preferred Stock at $90 per share. Apex II converted the principal of this loan into 2,778 shares of Series A Preferred Stock at $90 per share as part of the October 1994 Private Placement. In addition, Apex II received warrants to purchase 3,333 shares of Common Stock at

$1.125 per share and warrants to purchase 3,333 shares of Common Stock at $0.01 per share in connection with this conversion. All of these warrants were exercised.

         In October 1994, the Company completed a private placement in which it sold an aggregate of 186,664 shares of its Series A Preferred Stock and issued warrants to purchase an aggregate of 2,674,506 shares of Common Stock for an aggregate consideration of $16.8 million, including the conversion of $4.3 million of outstanding debt (the "October 1994 Private Placement"). Each share of the Series A Preferred Stock was, prior to its exchange and retirement, convertible into 40 shares of Common Stock, subject to anti-dilution adjustments, generally at the option of the holder. Huff acquired control of the Company through its purchase, for an aggregate purchase price of $12.5 million, of 138,889 shares of the Series A Preferred Stock and associated warrants to purchase 77,000 and 1,414,222 shares of Common Stock at prices of $1.125 and $0.01 per share, respectively, all of which were exercised in November 1994. Huff is an investment limited partnership and the consideration for the Series A Preferred Stock was obtained from its general and limited partners through capital calls for investments by the fund. Upon completion of these transactions, Huff owned approximately 55.1% of the Company's outstanding voting stock.

         In June 1995, the Company completed a private placement (the "June 1995 Private Placement") of its currently outstanding Series B Preferred Stock in which ING purchased an aggregate of 100,000 shares of the Company's Series B-1 Preferred Stock, warrants to purchase 428,571 shares of Common Stock at an exercise price of $0.01 per share and a warrant to purchase 100,000 shares of Common Stock at an exercise price of $2.50 per share. In connection with the June 1995 Private Placement, the Series A Preferred Stock was exchanged for an identical number of shares of Series A-1 Preferred Stock and subsequently retired. Huff and certain of its affiliates purchased an aggregate of 100,975 shares of Series B-2 Preferred Stock, a warrant to purchase 432,749 shares of Common Stock at an exercise price of $0.01 per share, a warrant to purchase 100,000 shares of Common Stock at an exercise price of $1.79 per share and a warrant to purchase 100,000 shares of Common Stock at an exercise price of $2.50 per share. In the June 1995 Private Placement, Apex II and certain of its affiliates purchased an aggregate of 21,000 shares of Series B-3 Preferred Stock and warrants to purchase an aggregate of 90,000 shares of Common Stock at an exercise price of $.01 per share. The price per unit in the June 1995 Private Placement was $100. Pursuant to the Series B Purchase Agreement, ING purchased 50,000 shares of the Company's Series B-4 Convertible Preferred Stock and a warrant entitling ING to purchase 214,286 shares of Common Stock at an exercise price of $0.01 per share. In connection with the June 1995 Private Placement, the Company entered into the Registration Rights Agreement, dated June 26, 1995, with the holders of the Series A-1

Preferred Stock, the holders of the Series B Preferred Stock, certain holders of Common Stock and certain holders of options or warrants convertible into Common Stock (the "Registration Rights Agreement") wherein the parties were granted piggy-back registration rights with respect to any registration statements (other than registration statements filed on Forms S-4 or S-8) filed by the Company with the Commission at any time prior to the sixth anniversary of the agreement, and certain demand registration rights following the occurrence of, among other things, a Qualifying Offering (as defined in the Company's Certificate of Incorporation).

         The Company also has entered into the Stockholder's Agreement (the "Stockholders Agreement"), dated as of June 26, 1995, with the holders of the Series A-1 Preferred Stock and Series B Preferred Stock, Anthony J. Pompliano and Richard A. Kozak. The Stockholders Agreement, among othe things, generally restricts the transfer of Common and Preferred Stock owned by the parties to the Stockholders Agreement with the exception of stock sold: (i) in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) in the public market pursuant to Rule 144 under the Securities Act. The Stockholders Agreement further provides the stockholders with rights of first refusal in the case of sales initiated by stockholders that are parties to the Stockholders Agreement and certain "tag-along" rights, which allow the stockholders to sell a proportionate amount of their stock in the event a stockholder proposes to sell such stock to an unrelated purchaser.

         In response to voting rights issues raised by the NASDAQ Stock Market staff concerning the Company's governance structure, the Company amended its Certificate of Incorporation, which amendments were approved by the stockholders of the Company on January 26, 1996, such that the Board will be comprised of seven members, four of whom will be elected by the holders of the Company's Common Stock and three of whom will be elected by the holders of the Company's Preferred Stock (a "Standard Board"). However, in the event of certain triggering events set forth in the Company's Certificate of Incorporation occur, the Board shall be increased to eleven members and the additional four directors shall be elected by holders of the Company's Preferred Stock (a "Triggering Event Board"). Pursuant to the Governance Agreement dated November 8, 1995 between the Company and certain holders of its Preferred Stock (the "Governance Agreement"), until June 26, 1996, the Board was to consist of eleven members, four of whom were elected by holders of the Common Stock and seven of whom were elected by holders of the Preferred Stock. On February 26, 1996, the Company and the other parties to the Governance Agreement signed the Supplemental Governance Agreement pursuant to which the Board was reduced to seven members, four of whom were elected by holders of the Common Stock and three of whom were elected by holders of the Preferred Stock. When the Board was reduced to seven members on February 26,

1996, Richard A. Kozak, Steven G. Chrust, Frederick Galland and Cathy Markey, all of whom had been elected by the holders of the Company's Preferred Stock, resigned.

     The shares of Common Stock underlying the stock options discussed in "Employment Agreements" are the subject of a registration rights agreement among the Company and Mr. Pompliano, Mr. Kozak, Mr. Tronsrue, Ms. Murphy and Mr. Hudson pursuant to which these executive officers have been granted certain demand and piggy-back registration rights with respect to the shares of Common Stock underlying options granted to them under their employment agreements with the Company.

         On December 28, 1995, the Company entered into an agreement with Gerard Klauer Mattison & Co., LLC ("GKM"), wherein the Company agreed to (i) pay to GKM approximately $1.4 million in full satisfaction of claims and as payment for past services provided by GKM to the Company, (ii) issue GKM a Warrant exercisable for 96 shares of the Company's Common Stock at an exercise price of $0.01 per share at any time before June 28, 1996 ("GKM Warrant I"), and (iii) issue a GKM Warrant which will allow GKM to purchase 62,473 shares of the Company's Common Stock at an exercise price of $2.80 per share (subject to certain adjustments) at any time after 5:00 p.m. New York City time on December 28, 1996, until 5:00 p.m. New York City time on December 28, 2000 (the "GKM Warrant II", the GKM Warrant I and GKM Warrant II collectively, the "GKM Warrants"). The GKM Warrants were earned as a result of services that GKM performed in connection with the June 1995 Private Placement. The Common Stock issuable upon the exercise of the GKM Warrants have certain registration rights. The GKM Warrant I was exercised.

         For a description of the Voting Rights Agreement pursuant to which certain stockholders of the Company have agreed to vote their shares of Preferred Stock and Common Stock for the election of directors designated by certain stockholders, see "Proposal No. 1-- Election of Directors."


         PROPOSAL NO. 2 -- PROPOSED AMENDMENT TO THE COMPANY'S 1994 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UPON EXERCISE OF OPTIONS GRANTED UNDER THE 1994 PLAN FROM 1,910,000 TO 3,000,000

         The Compensation Committee recognizes that the Company experiences intense competition from other companies for talented managers and employees and that the Company's success is dependent upon its ability to attract and retain such personnel. The Committee has concluded that one of the best ways to compete for key personnel is to offer significant potential rewards based upon the Company's success through the issuance of stock options. The Board believes that all employees of the Company and its subsidiaries should be provided the opportunity to acquire or increase their holdings of the Company's Common Stock. Both incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended), and nonqualified options may be granted under the 1994 Stock Option Plan, as amended (the "1994 Plan").

         Therefore, the Board adopted amendments to the 1994 Plan which increased the number of shares reserved for options pursuant to discretionary grants under the 1994 Plan by an aggregate of 1,090,000 to 2,790,000 for a total of 3,000,000 including the 210,000 reserved for formula grants described below. This amendment is subject to ratification by the stockholders.


                             1994 Stock Option Plan


         On November 15, 1994, the Board adopted and on December 16, 1994, the stockholders approved the 1994 Plan. In December 1995, the Board adopted and on January 26, 1996, the stockholders approved amendments to the 1994 Plan. The 1994 Plan will terminate no later than November 15, 2004, ten years after adoption by the Board of Directors and after such termination no additional options may be granted. The 1994 Plan is administered by the Compensation Committee who will make discretionary grants ("discretionary grants") of options to employees (including employees who are officers and directors of the Company), directors who are not employees of the Company ("Outside Directors") and consultants. The 1994 Plan also provides for formula grants of options to Outside Directors ("formula grants"). Under the 1994 Plan, 1,700,000 shares of Common Stock have been reserved for discretionary grants and 210,000 shares of Common Stock have been reserved for formula grants. As of August 30, 1996, 904,413 discretionary options and 20,000 formula options had been granted under the 1994 Plan.


         Options granted pursuant to discretionary grants may be nonqualified options or incentive options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The selection of participants, allotment of shares, determination of price and other conditions of purchase of such options will be determined by the Compensation Committee, in its sole discretion. Options granted pursuant to discretionary grants are exercisable for a period of up to ten years, except that incentive options granted to optionees who, at the time the option is granted, own stock representing greater than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, are exercisable for a period of up to five years. The per-share exercise price of incentive options granted pursuant to discretionary grants must be no less than 100% of the fair market value of the Common Stock on the date of grant, except that the per share exercise price of incentive options granted to optionees who, at the time the option is granted, own stock representing greater than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, must be no less than 110% of the fair market value of the Common Stock. The per share exercise price of non-qualified stock options granted pursuant to discretionary grants must be no less than 85% of the fair market value of the Common Stock on the date of grant. To the extent options are granted at less than fair market value, the Company incurs a non-cash cost for financial reporting purposes.

         Under the formula grants, each Outside Director will be automatically granted a non-qualified option to purchase 50,000 shares (subject to adjustment as provided in the 1994 Plan). Each such director may decline such grant. Each option granted pursuant to a formula grant will vest and become exercisable as to 10,000 shares on the date such option is granted (the "Grant Date"), as to 10,000 shares on the date of the first annual meeting of stockholders held at least eight months after the Grant Date (the "First Annual Meeting"), and as to 10,000 shares on the date of each of the next three annual meetings of stockholders held after the First Annual Meeting; provided that the option will only vest on the relevant annual meeting of stockholders date if the Outside Director is re-elected to the Board at such meeting. Each such option shall have a term of five years from the relevant vesting date. The exercise price per share of Common Stock for options granted pursuant to a formula grant shall be 100% of the fair market value as determined under the terms of the 1994 Plan.

         Options granted under the 1994 Plan are nontransferable, other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime, only by the optionee, or in the event of the optionee's legal incapacity to do so, by the optionee's guardian or legal representative.


     As of September 30, 1996, there were 269 employees eligible to participate and approximately 107 actual participants in the 1994 Plan. During the fiscal year ended June 30, 1996 there were no grants of options pursuant to the 1994 Plan to any executive officer of the Company, including the Named Executive Officers. There were grants of options pursuant to the 1994 Plan to all other employees as a group to acquire an aggregate of 535,500 shares of Common Stock, at an average exercise price of $4.73 per share. There were no grants of options to any directors who are not executive officers or any nominee for election as a director, nor were there any grants of options to any associates of any directors, nominees for director or executive officers.


         For a description of certain of the federal income tax consequences associated with the grant and exercise of options under the 1994 Plan, see "Stock Option Plan and Stock Purchase Plan - Federal Income Tax Consequences".

         The Board of Directors recommends a vote FOR ratification of amendments to the 1994 Stock Option Plan to increase the number of shares reserved for issuance under the 1994 Stock Option Plan from 1,910,000 shares to 3,000,000 (Proposal No. 2 on the proxy card).


              PROPOSAL NO. 3 -- ADOPTION OF THE 1996 EMPLOYEE STOCK
                                  PURCHASE PLAN

         Based on the Compensation Committee's recognition that the Company's success is dependent upon its ability to attract and retain talented employees and that one of the best ways to compete for such personnel is to offer significant potential rewards which are tied to the Company's success, the Board adopted the 1996 Employee Stock Purchase Plan (the "1996 Stock Plan") in October 1996, subject to approval by the stockholders. The Board of Directors is seeking stockholder approval and ratification of the 1996 Stock Plan. The Board believes that all employees of the Company and its subsidiaries should be provided the opportunity to acquire or increase their holdings of the Company's Common Stock.


     The 1996 Stock Plan, which is attached hereto as Appendix A, reserves 500,000 shares of the Company's Common Stock for the grant of options to eligible employees of the Company and its subsidiaries. Any employee working more than 20 hours a week and who has been employed three months or more by the Company or any subsidiary of the Company prior to the commencement of an offering period under the Plan is eligible to participate in offers under the 1996 Stock Plan. Non-employee directors of the Company and its subsidiaries will not be eligible to participate in the 1996 Stock Plan. The 1996 Stock Plan shall be implemented by one or more offer periods ("Offer Periods") in which an offer or offers under the Plan ("Offers") will commence and terminate. The first Offer Period shall commence on December 2, 1996 and end on June 30, 1997, with new Offer Periods commencing on the first day of July and January beginning July 1, 1997 (or at such other date as the Compensation Committee shall determine). The Compensation Committee shall have the power to change the duration and/or the frequency of Offer Periods with respect to future Offers without stockholder approval if such change is announced at least 10 days prior to the scheduled beginning of the first Offer Period to be affected. If the stockholders fail to approve this Proposal No. 3, the 1996 Stock Plan will be terminated and no purchases of shares will be made thereunder.


         The 1996 Stock Plan will be administered by the Compensation Committee. The option price at which shares of Common Stock may be purchased under any option granted under the 1996 Stock Plan is 85% of the fair market value of a share of Common Stock on the date Common Stock is purchased pursuant to an offering under the Plan. The Compensation Committee shall have the power to change the price under which an option may be exercised with respect to future Offer

Periods without stockholder approval if (i) the new exercise price is within the minimum pricing requirements of Section 423(b)(6) of the Internal Revenue Code of 1986, as amended (the "Code"); and (ii) such change is announced at least 10 days prior to the scheduled beginning of the first Offer Period to be affected. The reported last sale price of the Company's Common Stock on August 30, 1996 on the NASDAQ National Market was $12.13. The stock subject to options granted under the 1996 Stock Plan shall be treasury shares or authorized and unissued shares of Common Stock as the Compensation Committee may determine in its discretion. The aggregate number of shares which may be issued pursuant to options exercised under the 1996 Stock Plan may not exceed 500,000 and the number of shares subject to options outstanding at any time may not exceed the number of shares remaining available for issuance thereunder.


         On the effective date of an Offer, each then eligible employee will be granted an option to purchase, through payroll deductions, as many full shares of Common Stock as he may with up to the maximum percentage of eligible compensation to be received by such employee during the term of the Offer. An eligible employee may elect to participate in the 1996 Stock Plan by authorizing regular payroll deductions, which may not exceed the maximum percentage of the employee's eligible compensation per pay period, to be applied toward the purchase of Common Stock pursuant to the Offer. The "maximum percentage" means the percent of eligible compensation available for payroll deductions which shall be specified by the Committee at the beginning of the term of each Offer, which shall not exceed 10%. The compensation of an employee which is "eligible compensation" for payroll deductions under the 1996 Stock Plan includes only
base  salary  and  commissions  (if  any)  paid  in  each  payroll  period.   A
participating employee may change his percentage of eligible compensation deductions beginning in the following Offer Period. On the last trading day of each month during the term of an Offer, a participating employee will be deemed to have exercised his option to purchase, at the applicable option price, that number of full shares of Common Stock which may be purchased with the amount deducted from such employee's compensation during that month and excess funds from the preceding month, if any.


         The maximum number of shares which an employee will be permitted to purchase pursuant to any one Offer will be that number of shares determined by multiplying (i) the amount of the employee's monthly eligible compensation on the date he is first granted an option pursuant to that Offer by (ii) the number of months from such date to the end of the term of the Offer, and dividing such product by the fair market value of a share of Common Stock on such date. When the foregoing participation limitation is reached, payroll deductions will cease, and any amount of excess funds will be returned to the employee. In no event will an employee be permitted to purchase any shares under the 1996 Stock

Plan if the employee, immediately after the purchase, owns or would own shares (including all shares which may be purchased under outstanding options) representing 5% or more of the total combined voting power or value of all classes of shares of capital stock of the Company or its subsidiaries. In addition, in no event may shares be purchased under the 1996 Stock Plan with a value in excess of $25,000 in any calendar year. Once enrolled in the Plan, an eligible employee shall be a participant in all Offers under the Plan until he withdraws from further participation in the Plan. No withdrawn participant may enroll in the Plan until the first trading day of the month following the first anniversary of the date of such participant's withdrawal. However, if the Compensation Committee amends the Plan with respect to future Offers to change the Offer Period or change the price under which shares of Common Stock may be purchased pursuant to an Offer, the withdrawn participant may again become a participant as of the commencement date of the Offer Period to which such change or changes apply.



     The right to participate in the 1996 Stock Plan and the interest of an employee in the shares of Common Stock or excess funds accumulated on his behalf, is nontransferable, other than transfers by will or under the laws of descent and distribution or as otherwise provided by law. A participant may not sell or otherwise dispose of shares of Common Stock acquired pursuant to the Plan for a period of 120 days from the date of purchase of such shares. In the event an employee's employment with the Company is terminated for any reason, including upon the retirement or death of the employee, no payroll deductions will be made from any compensation then due and owing to such employee at such time, and a certificate representing the number of full shares of Common Stock then credited to the participant's account, and a check for any amount of excess funds contributed as of that date (and not eligible for the purchase of shares) will be issued and delivered to the employee (or the representative of such employee, if applicable). A participant may designate a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant's account under the Plan in the event of such participant's death prior to delivery to him of such shares and cash; provided that the consent of the participant's spouse must be obtained if the participant is to designate a beneficiary other than his spouse.



         The 1996 Stock Plan and all rights of participants will terminate upon the earlier of (i) the date as of which participants have exercised options to purchase a number of shares of Common Stock equal to or greater than the number of shares then subject to the 1996 Stock Plan or (ii) the date as of which the Compensation Committee or the Board terminates the 1996 Stock Plan.

         For a description of certain of the federal income tax consequences associated with the grant and exercise of options under the 1996 Stock Plan, see "Stock Option Plan and Stock Purchase Plan - Federal Income Tax Consequences".

     The Board of Directors recommends a vote FOR ratification of the adoption of the 1996 Employee Stock Purchase Plan. (Proposal No. 3 on the Proxy Card).


         STOCK OPTION PLAN AND STOCK PURCHASE PLAN - FEDERAL INCOME TAX
                                  CONSEQUENCES

         The following general summary is based upon the Internal Revenue Code of 1986, as amended (the "Code") and does not include a discussion of any state or local tax consequences.

Stock Option Plan -- Nonqualified Stock Options

         An optionee will not generally recognize any taxable income upon the grant of a nonqualified option because, under current Treasury regulations pursuant to Section 83 of the Code, the fair market value of an option at the time it is granted is ordinarily not considered to be "readily ascertainable". However, upon exercise of a nonqualified option, an optionee must recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock at the time of exercise over the exercise price. Upon the subsequent disposition of the Common Stock, the optionee will realize a capital gain or loss, depending on whether the selling price exceeds the fair market value of the Common Stock on the date of exercise.

         An optionee's tax basis in the shares received on exercise of a nonqualified option will be equal to the amount of consideration paid by the optionee on exercise, plus the amount of ordinary income recognized as a result of the receipt of such shares, which together equals the fair market value of the Common Stock on the date of exercise. The optionee's holding period in the Common Stock, for capital gains and losses purposes, begins on the date of exercise. Optionees who are required to report their holdings and transfers of the Common Stock under Section 16(a) of the Exchange Act ("Section 16 Persons") are subject to the trading restrictions of Section 16(b) of the Exchange Act and unless the election described below is made will not recognize ordinary compensation income until the date such trading restrictions terminate (the "Deferred Date"), rather than the exercise date. If the election is not made, the amount of such taxable income will equal the excess of the fair market value on the Deferred Date of the Common Stock received over the exercise price for such Common Stock and the holding period for long-term capital gain would not begin until the Deferred Date.

         Section 16 Persons may elect to recognize compensation income on the date of exercise of the non-qualified option. In such event, the amount of taxable income to be recognized would equal the excess of the fair market value of the Common Stock on such exercise date, over the exercise price for such Common Stock. The election to recognize income on the date of exercise of the non-qualified option, may be made by the timely filing of an appropriate statement with the Internal Revenue Service.

         The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee recognizes compensation income, provided the Company satisfies any applicable withholding tax obligation with respect to such income.

Stock Option Plan -- Incentive Stock Options

         Under Section 422 of the Code, no taxable income is realized by the optionee upon the grant or exercise of an incentive stock option, provided that the optionee is continuously employed by the Company during the period beginning on the date of grant and ending on the date three months before the date of exercise (or, in the case of disability, one year before the date of exercise). However, the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee. If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the exercise price will be taxed to the optionee as long-term capital gain (and any loss sustained will be long-term capital loss) and no deduction will be allowed to the Company for federal income tax purposes. The grant of an incentive stock option and the optionee's exercise of the incentive stock option will result in no federal income tax consequences to the Company.

         If the shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "Disqualifying Disposition"), generally the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise (or, if less, the amount realized on an arms-length sale of such shares) over the exercise price thereof, and the Company will be entitled to deduct such amount as compensation expenses.

Stock Purchase Plan -- Employee Stock Purchase Options


         Under Section 423 of the Code, no taxable income is realized by the employee at the time the option issued pursuant to an employee stock purchase plan (an "ESPO") is granted or exercised, provided that the employee
(i) has not severed his employment relationship more than three months before the exercise and (ii) has not made a Disqualifying Disposition (as described under "Incentive Stock Options", above).


          When the Common Stock is disposed of after the required holding period, the employee realizes ordinary compensation income equal to the lesser of (1) the excess of the fair market value of the Common Stock at the time of disposition (or death of the employee) over the exercise price of the ESPO, or
(2) the excess of the fair market value of the Common Stock at the time the ESPO was granted over the exercise price of the ESPO. Any additional gain is capital gain. If the sale price of the Common Stock is exceeded by the exercise price of the ESPO, there is no compensation income and the employee will have a long term capital loss. When the Common Stock is disposed of in a Disqualifying Disposition, the employee realizes compensation income to the extent of the excess of the fair market value of the Common Stock on the date such stock was issued pursuant to the ESPO over the exercise price of the ESPO. In addition, if the employee has disposed of the shares of Common Stock one year or less following the date such shares were acquired, excess gain realized on such disposition over the amount includible as compensation income if any, will be treated as short-term capital gain.

         As in the case of incentive stock options, the basis of the Common Stock received upon the exercise of an ESPO is the purchase price. However, when an employee is required to include compensation in his gross income, the amount of compensation is added to the basis of his stock.

         The grant of a ESPO or the issuance of stock thereunder will not result in federal income tax consequences to the employer. Moreover, the employer will not be entitled to deduct the difference between the fair market value of the stock and the exercise price of the ESPO. However, if the employee severed his or her employment in a Disqualifying Disposition, the employer will be entitled to the compensation deduction equal to the amount that the employee includes in income.

         For federal income tax purposes, an ESPO issued under this Plan shall be treated as having been granted on the date of its exercise.

                          CLOSING PRICE OF COMMON STOCK

         The last reported sale price of a share of the Company's Common Stock on October 4, 1996 on the NASDAQ National Market was $10.00.



         PROPOSAL NO. 4 -- PROPOSED AMENDMENT TO THE COMPANY'S
         CERTIFICATE OF  INCORPORATION TO INCREASE THE NUMBER OF
         AUTHORIZED SHARES OF PREFERRED STOCK FROM 813,336 TO
         1,500,000


         At present the Company is authorized to issue 75,000,000 shares of Common Stock, $.01 par value per share and 813,336 shares of Preferred Stock, $1.00 par value per share. As of October 4, 1996 there were outstanding 6,761,466 shares of Common Stock and 464,164 shares of Preferred Stock, of which 186,664 shares are designated as 9% Series A-1 Convertible Preferred Stock,
100,000  shares are  designated as 9% Series B-1  Convertible  Preferred  Stock,
102,500 shares are designated as 9% Series B-2 Convertible Preferred Stock, 25,000 shares are designated as 9% Series B-3 Convertible Preferred Stock and 50,000 shares are designated as 9% Series B-4 Convertible Preferred Stock. The outstanding shares of Preferred Stock are convertible into an aggregate of 17,377,264 shares of Common Stock. All of the currently authorized but unissued shares of preferred stock may be designated by the board without further stockholder approval with such designations, preferences, and relative, participating, optimal or other special rights and qualifications, limitations or restrictions thereof as the board may determine. Such power is permissible under Delaware General Corporate Law (the "DGCL") and is commonly referred to as a board's "blank check" authority.


     The board believes that it is in the best interests of the Company to increase the authorized number of shares of preferred stock subject to the board's blank check authority from 813,336 to 1,500,000 and on October 7, 1996 the board unanimously consented to submit to a vote of stockholders an amendment to the Certificate of Incorporation so increasing the authorized preferred stock. The board believes that an increase in the Company's authorized preferred stock is advisable since it is likely that the Company will need to obtain additional equity financing for the expansion and operation of its business in the future and it is possible that the Company may be required to issue additional shares of preferred stock in order to obtain such financing. The Company may also be required to issue preferred stock in order to consummate acquisitions. The Company is considering several forms of financing, some of which would require the issuance of preferred stock, but at this time no decision has been made in this regard and the Company has no present agreement or commitment to issue any of the additional shares of preferred stock provided for in this proposal. If, however, the need arises in the future to issue additional shares it is anticipated that the terms of any preferred stock to be issued will be the subject of negotiations with any potential investors and, therefore, the board believes that it is advisable to allow the board to set such terms in its discretion. The board believes that this flexibility is necessary to enable the Company's executive officers to negotiate terms which are the most advantageous to the Company while still complying with requirements that may be specified by potential investors. In the event any preferred stock is issued in the future the board will authorize such issuance and no further authorization for the issuance of the preferred stock by a vote of the Company's security holders will be solicited prior to such issuance.


     The 686,664 additional authorized shares of Preferred Stock resulting from this Proposal would have the same $1.00 par value as the existing authorized shares of preferred stock. Such preferred stock would have such voting rights and other rights as the Board shall determine in accordance with the DGCL.


         In the event this Proposal is approved, authorized shares of preferred stock in excess of those shares outstanding will remain available for general corporate purposes, may be privately placed and can be used to make a change in control of the Company more difficult. Any preferred stock which is issued in the future will, in all likelihood, have terms and preferences, including without limitation dividend, voting and liquidation rights, which are senior and superior to those of the Common Stock. The preferred stock may be issued with such other terms and preferences so as to discourage any tender offer for the Company's stock or other takeover bids, which in the opinion of the board might not be in the best interests of the Company and its stockholders, but in which unaffiliated stockholders may wish to participate.

         It should be noted that the board currently has the power to take such actions described in the preceding paragraph with regard to the currently authorized but unissued shares of preferred stock and that the power of the board actions will not be enhanced by this Proposal, except in respect of the increased number of authorized shares of preferred stock which will then be available for issuance.

         If Proposal No. 4 is approved and the amendment becomes effective, the first three full sentences of Article IV of the Company's Certificate of Incorporation, which sets forth the Company's presently authorized capital stock, will be amended to read in their entirety as follows:


                  "4. The total number of shares of capital stock which the Corporation shall have authority to issue is 76,500,000."

                  "4.1. Of the authorized shares, 75,000,000 shares shall be common stock (the "Common Stock") with a par value of $.01 per share."


                  "4.2. Of the authorized shares, 1,500,000 shall be shares of preferred stock (the "Preferred Stock" or "Preferred Shares") with a par value of $1.00 per share."

         The Board of Directors recommends a vote FOR approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Preferred Stock from 813,336 to 1,500,000
(Proposal No. 4 on the proxy card).



         PROPOSAL NO. 5 -- RATIFICATION OF THE SELECTION OF KPMG
         PEAT MARWICK LLP, INDEPENDENT CERTIFIED PUBLIC
         ACCOUNTANTS, TO AUDIT THE CONSOLIDATED FINANCIAL
         STATEMENTS OF THE COMPANY FOR THE TRANSITION PERIOD
         ENDING DECEMBER 31, 1996 AND FOR THE FISCAL YEAR ENDING
         DECEMBER 31, 1997

         The Board has recently changed its fiscal year from July 1st through June 30th to a calendar year basis. The Company has decided to change its fiscal year to conform to industry standards and for certain administrative purposes. The Board has recommended that KPMG Peat Marwick LLP ("KPMG") continue as the Company's independent certified public accountants to audit the Company's financial statements for the transition period ending December 31, 1996 and for the fiscal year ending December 31, 1997. KPMG has served as the Company's independent certified public accountants since April 1995. Representatives of KPMG are expected to be available to answer questions at the Annual Meeting and to make statements during the course of the meeting.

         The Board authorized the officers of the Company to dismiss Coopers & Lybrand LLP ("Coopers") as the Company's auditors and retain KPMG to audit the Company's financial statements for the fiscal year ended June 30, 1995. On April 21, 1995, the Company dismissed Coopers which had audited the Company's financial statements for the fiscal years ended June 30, 1993 and June 30, 1994 and retained KPMG. Coopers' report for each of the fiscal years ended June 30, 1993 and June 30, 1994 indicated uncertainties as to the Company's ability to continue as a going concern. Coopers' report for each of the fiscal years ended June 30, 1993 and June 30, 1994 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. During the fiscal years ended June 30, 1993 and June 30, 1994 and the subsequent interim periods immediately preceding the change in accountants, there were no disagreements with Coopers on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Coopers would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company's financial statements. During the fiscal years ended June 30, 1993 and June 30, 1994 and the subsequent interim periods immediately preceding the change in accountants, there were no reportable events (as that term is used in Regulation S-K, Item 304(a)(1)(v)(A) through (D) of the Securities Exchange Act of 1934), except that at the March 30, 1994 meeting of the Audit Committee at which representatives of Coopers were present, Coopers communicated to the Audit Committee that through approximately August 1993, documentation of equity or other noncash transactions and controls over cash were less than adequate. This matter was then discussed. The Company has authorized Coopers to respond fully to the inquiries of KPMG concerning such reportable events.


         The Board of Directors recommends a vote FOR ratification of the selection of KPMG Peat Marwick LLP, independent certified public accountants, to audit the consolidated financial statements of the Company for the transition period ending December 31, 1996 and the fiscal year ending December 31, 1997
(Proposal No. 5 on the proxy card). If the appointment is not approved, management will select other independent accountants. If the appointment is approved, management reserves the right to appoint other independent auditors.


                          ANNUAL REPORT TO STOCKHOLDERS

         The Company's 1996 Annual Report to Stockholders accompanies this Proxy Statement.

                             STOCKHOLDERS' PROPOSALS


     As a result of the Company changing its fiscal year end from June 30 to December 31 of each year, the Company does not anticipate holding its next Annual Stockholders' Meeting until in or around May, 1998. Such Annual Stockholders' Meeting will present information relating to the Company's 1997 fiscal year. The Company welcomes comments or suggestions from its stockholders, including any recommendations stockholders may have as to future directors of the Company. In the event that a stockholder desires to have a proposal formally considered at the Company's next Annual Stockholders' Meeting, and included in the Proxy Statement for that meeting, the proposal must be received in writing by the Company's Secretary on or before January 15, 1998.

                                     GENERAL

     The cost of soliciting proxies will be borne by the Company. In addition to the use of mailings, proxies may be solicited by personal interview, telephone and telegraph, and by directors, officers and regular employees of the Company, without special compensation therefor. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Company's Common Stock.

     Unless contrary instructions are indicated on the proxy, all shares of Common Stock and Preferred Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees for directors named herein and FOR Proposal No. 2, Proposal No. 3, Proposal No. 4 and Proposal No. 5.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by filing with the Secretary of the Company prior to the date of the Annual Meeting written notice of revocation bearing a later date than the proxy, by duly executing and delivering to the Secretary of the Company prior to the date of the Annual Meeting a subsequent proxy relating to the same shares of Common Stock or Preferred Stock, as the case may be, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy unless the stockholder votes his shares of Common Stock or Preferred Stock in person at the Annual Meeting. Any notice revoking a proxy should be sent to the Secretary of the Company, Riley M. Murphy, American Communications Services, Inc., 131 National Business Parkway, Suite 100, Annapolis Junction, Maryland 20701 in a manner designed to ensure that it is received by the Secretary prior to the date of the Annual Meeting.


                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. If matters other than the foregoing should arise at the Annual Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons named in the proxy.


         Please complete, sign and date the enclosed proxy, which is revocable as described herein, and mail it promptly in the enclosed postage-paid envelope.

                                            By Order of the Board of Directors,




                                            RILEY M. MURPHY, Secretary
Dated: October 30, 1996

APPENDIX A -               STOCK PURCHASE PLAN

                     American Communications Services, Inc.

                          Employee Stock Purchase Plan

                                  PLAN DOCUMENT
                     AMERICAN COMMUNICATIONS SERVICES, INC.
                        1996 EMPLOYEE STOCK PURCHASE PLAN


1. Purpose of Plan. The purpose of this plan (the "Plan") is to provide eligible employees who wish to become stockholders of ACSI (the "Company"), or wish to increase their stockholdings in the Company, with a method of doing so which is both convenient and on a basis more favorable than would otherwise be available. It is believed that employee participation in ownership of the Company on this basis will be to the mutual benefit of both the employees and the Company. It is intended that the Plan constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

2. Employees Eligible to Participate. Any employee who has been employed continuously for three months or more by the Company or any subsidiary (as defined in Section 424(f) of the Code) of the Company which adopts the Plan with the consent of the Company (an "Employing Corporation") as of the commencement date of any offer period under the Plan ("Offer Period"), is eligible to participate in the Plan. Notwithstanding the foregoing and only to the extent permitted by Section 423 of the Code and any rules or regulations promulgated thereunder, if an employee is employed to render services primarily within the jurisdiction of a union and his compensation, hours of work, or conditions of employment are determined by collective bargaining with such union, he shall be deemed an employee for purposes of the Plan, only if the applicable collective bargaining agreement expressly so provides and only to the extent and on the terms and conditions specified in such collective bargaining agreement. An employee shall be eligible to enter the Plan on the first trading day of the first month following the employee's third month anniversary of employment. Upon re-employment of a former Participant whose employment with the Company or a participating subsidiary is terminated, the former

Participant will be required to fulfill the eligibility requirements set forth in this paragraph anew. For purposes of the Plan, the term "employee" shall not include (i) any person whose customary employment with an Employing Corporation is 20 hours or less per week; or (ii) a non-employee member of the board of directors of an Employing Corporation.

3. Eligible Compensation. Compensation eligible for payroll deductions ("Eligible Compensation") shall be base salary and commissions (if any) paid in each payroll period. Eligible Compensation does not include overtime, bonuses, severance pay, incentive pay, shift premium differentials, pay in lieu of vacation, imputed income for income tax purposes, patent and award fees, awards and prizes, back pay awards, reimbursement of expenses and living allowances, educational allowances, expense allowances, disability benefits under any insurance program, fringe benefits, deferred compensation, compensation under the Company's stock plans, amounts paid for services as an independent contractor, or any other compensation excluded by the board of directors in its discretion. Compensation shall be determined before giving effect to any salary reduction agreement pursuant to a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code or to any similar reduction agreement pursuant to any cafeteria plan (within the meaning of Section 125 of the Code).


4. Offer Dates. The Plan shall be implemented by one or more Offer Periods in which an offer or offers under the Plan ("Offers") will commence and terminate. The first Offer Period shall commence on December 2, 1996 and end on June 30, 1997, with new Offer Periods commencing on the first day of July and January, beginning July 1, 1997 (or at such other date as the Compensation Committee [the "Committee"] of the Company's board of directors shall determine). The Committee shall have the power to change the duration and/or the frequency of Offer Periods with respect to future Offers without stockholder approval if such change is announced at least 10 days prior to the scheduled beginning of the first Offer Period to be affected.

5. Participation. In order to become a participant in the Plan ("Participant"), an eligible employee must sign and forward to the Company, not less than seven days prior to the commencement date of any Offer Period, a payroll deduction authorization authorizing regular payroll deductions, which may not exceed the maximum percentage of the employee's Eligible Compensation per pay period, to be applied toward the purchase of Common Stock pursuant to the Offer. All payroll deductions shall be withheld in whole percentages only. The "maximum percentage" means the percent of Eligible Compensation available for payroll deductions which shall be specified by the Committee as of the commencement date of each Offer Period, which shall not exceed 10%. On the commencement date of an Offer Period, each Participant will be given the right to purchase, through payroll deductions, as many full shares of Common Stock, subject to the limitation hereinafter set forth, as he may with up to the maximum percentage of eligible compensation to be received by him during the Offer Period. Each employee who is not eligible to become a Participant as of the commencement day of an Offer Period but who becomes eligible during the term of the Offer Period will, as of the first trading day of the month next following in which such employee becomes eligible be given the right to purchase, through payroll deductions, as many full shares of Common Stock, subject to the limitation hereinafter set forth, as he may with up to the maximum percentage of eligible compensation to be received by him during the remainder of the term of the Offer Period. Each eligible employee who has not attempted to become a Participant within seven days prior to said commencement date of the Offer (or such later date permitted an employee who is not eligible to become a Participant as of the commencement day of an Offer Period but who becomes eligible during the term of such Offer Period) may not participate in the Plan until the commencement of the next Offer Period. Each Participant in an Offer shall agree to notify the Company of any disposition of shares of Common Stock purchased pursuant to the Plan prior to the expiration of two years following the date in which shares of Common Stock of the Company are transferred to the Participant pursuant to the Plan. All Participants shall have the same rights and privileges under the Plan except that the number of shares each Participant may purchase will depend upon his compensation and the percentage payroll deduction he authorizes.

6. Participation Limitations. The maximum number of shares which an Participant will be permitted to purchase pursuant to any one Offer will be that number of shares determined by multiplying (1) the amount of the Participant's monthly eligible compensation on the date he is first granted an option pursuant to that Offer by (ii) the number of months from such date to the end of the Offer Period, and by dividing the product of such multiplication by the "fair market value of a share of Common Stock" on such date, which for purposes hereof shall be the closing price of a share of Common Stock on the NASDAQ National Market on such date or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock on such date, or if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the 10 trading days preceding the applicable date. When the foregoing participation limitation is reached, payroll deductions shall cease, and any amount of excess funds as of the date that the participation limitation has been reached shall be returned to the Participant. Notwithstanding, anything herein to the contrary, no Participant shall be permitted to purchase any shares under the Plan if the Participant, immediately after an option is granted to purchase such shares owns or would own shares (including all shares which may be purchased under outstanding options) possessing 5% or more of the total combined voting power or value of all classes of shares of capital stock of the Employing Corporation or of its parent or subsidiary corporations. The rules of Section 424(d) (relating to attribution of stock ownership) of the Code shall apply in determining the 5% ceiling on stock ownership. Further, no Participant shall be permitted to purchase shares under the Plan which permits his rights to purchase shares under all employee stock purchase plans of the Employing Corporation and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of the fair market value of such shares (determined at the time options to purchase such shares are granted) for each calendar year in which such option is outstanding at any time. For purposes of the foregoing limitations, options to purchase shares of Common Stock under an Offer that have an Option Price determined in accordance with the first sentence of paragraph 7 shall be deemed granted simultaneously with the purchase of such shares.


7. Option Price. Subject to the provision set forth in paragraph 8 to the effect that only full shares of Common Stock may be purchased, the option price at which shares of Common Stock may be purchased under any option granted under the Plan is 85% of the fair market value of a share of Common Stock on the date Common Stock is purchased pursuant to the Offer (the "Option Price"). For purposes hereof, fair market value of a share of Common Stock on such date shall be the closing price of a share of Common Stock on the NASDAQ National Market on such date or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock on such date, or if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the 10 trading days preceding the applicable date. The Committee shall have the power to change the price under which an option may be exercised with respect to future Offers without stockholder approval if (i) the new exercise price is within the minimum pricing requirements of Section 423(b)(6) of the Code; and
(ii) such change is announced at least 10 days prior to the scheduled beginning of the first Offer Period to be affected.


8. Exercise of Options. At the end of each payroll period, each participant shall have deducted from his pay the amount authorized. This amount shall be held for the credit of the Participant by the Company as part of its general funds and shall not accrue any interest. On the last trading day of each month during the term of the Offer a Participant will be deemed to have been granted and exercised his option to purchase, at the Option Price (or such other price determined under the second sentence of paragraph 7), that number of full shares of Common Stock which may be purchased with the amount deducted from the Participant's compensation during that month and excess funds from the preceding month, if any. The custodian shall receive from the Company, at the Option Price (or such other price determined under the second sentence of paragraph 7), as many full shares of Common Stock as may be purchased with the funds received from each Participant for that month. The excess of funds not expended in the purchase of whole shares on any particular purchase date will, for each Participant, be retained by the custodian and carried forward and applied to the purchase of shares on the next subsequent purchase date. Any excess of funds not expended on the last purchase date during the Offer Period will be returned to Participants. Upon receipt of the Common Stock so purchased, the custodian will allocate to the credit of each Participant the number of full shares of Common Stock, and the amount of such excess funds, to which that Participant is entitled. Subject to the provisions of paragraph 13 and the limitations imposed by the Committee from time to time, a certificate representing the number of shares of Common Stock to which a Participant is entitled will be issued to the Participant upon written request. Unless otherwise requested, Common Stock purchased under the Plan will be held by and in the name of, or in the name of a nominee of, the custodian for the benefit of each Participant, who shall thereafter be a beneficial stockholder of the Company. A Participant's rights as a stockholder of rate, evidencing shares of Common Stock registered in his name, is issued.

9. Number of Shares Offered. The maximum number of shares of Common Stock that may be purchased under the Plan is 500,000. Such shares may be treasury shares or authorized and unissued shares as the Committee may determine in its discretion.

10. Administration of The Plan. The Plan shall be administered by the Committee, which shall consist of not less than three directors and shall be appointed from time to time by and shall serve at the pleasure of the Company's board of directors. The Committee may prescribe rules and regulations from time to time for the administration of the Plan and may make decisions relating to questions which may arise with respect to its interpretation or application. The Committee may amend or modify the Plan and may determine the terms and conditions of Offers under the

Plan. The Committee may not, however, make any alterations which would materially and adversely affect right previously granted to a Participant under an outstanding Offer without the consent of the Participant. Furthermore, the Committee may not increase the maximum number of shares which may be purchased under the Plan either in the aggregate or by an individual employee, or change the Option Price per share under an outstanding Offer, or otherwise make any change or addition which would cause the Plan not to meet the requirements of
Section 423(b) of the Code as presently in effect or hereafter amended. The Company reserves the right to modify and/or terminate this Plan at any time.



11. Change in Participation and Withdrawal from Participation. Once enrolled in the Plan, an eligible employee shall be a Participant in all Offers under the Plan until he withdraws from further participation in the Plan. A Participant may change his percentage rate of his payroll deduction effective with the following Offer Period provided he sign and forward to the Company, not less than seven days prior to the commencement date of the next Offer Period, a new payroll deduction authorization. A Participant may, at any time and for any reason, by giving written notice of his desire in this regard to the Committee or its designee, elect to withdraw from any further participation in the Plan. The Participant withdrawing ("Withdrawn Participant"), will, as soon as practicable, but only after stockholder approval of the Plan, receive a certificate representing the number of full shares of Common Stock credited to the Participant's account as of the date of withdrawal and a check for any funds credited to his account and not applied toward the purchase of shares as of that date. No Withdrawn Participant may again become a Participant until the first trading day of the month following the first anniversary of the date of such Participant's withdrawal. Notwithstanding the foregoing, if the Committee amends the Plan with respect to future Offers to (i) change the Offer Period, as described in paragraph 4, or (ii) change the price under which shares of Common Stock may be purchased, as described in paragraph 7, then, the Withdrawn Participant may again become a Participant as of the commencement date of the Offer Period to which such change or changes apply.

12. Rights Not Transferable. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from participation in the Plan in accordance with paragraph 11.

13. Holding Period. Participants shall not sell, transfer, loan, grant an option for the purchase of, or otherwise dispose of any shares of Common Stock acquired from the Company pursuant to the Plan for a period of 120 days from the purchase date of such shares pursuant to the Plan (the "Hold Period"). Upon the termination of the applicable Hold Period, a Participant in the Plan may request in writing addressed to the Secretary of the Company, a share certificate for shares of Common Stock issued to such Participant and no longer subject to a Hold Period.

14. Termination of Employment. In the event of a Participant's retirement, death or other termination of employment, no payroll deductions will be made from any compensation then due and owing to such employee at such time, and a certificate representing the number of full shares of Common Stock then credited to the Participant's account, and a check for any amount of excess funds contributed as of that date (and not eligible for the purchase of shares) will be issued and delivered to the employee or his representative. Nothing in this Plan shall confer any greater employment rights to any employee of the Company or a subsidiary, and the Employing Corporation hereby reserves the right to terminate any employee's employment with or without notice or cause.




15. Designation of Beneficiary. A Participant may file a written designation of a beneficiary who is to receive any shares of Common

Stock and cash, if any, from the Participant's account under the Plan in the event of such Participant's death prior to delivery to him or such shares and cash. If a Participant is married and the designated beneficiary is not his or her spouse, spousal consent shall be required for such designation to be effective in a form prescribed by the Committee. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16. Reorganization. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or any other change in the structure of Common Stock, the Company's board of directors may make such adjustments, if any, as it may deem appropriate in the number, kind and price of shares available for purchase under the Plan, and in the minimum and maximum number of shares which a Participant is entitled to purchase.

17. Approval of Stockholders. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the Plan is adopted by the board of directors. Shares of Common Stock of the Company will be available for purchase under this Plan beginning in December, 1996 or at such date designated by the board of directors as the commencement date of the first Offer Period. The Plan and any increase in the number of shares reserved under the Plan must be approved by the Company's stockholders within 12 months before or after the date the plan has been adopted or an increased in the number of shares has been approved by the Board of Directors. Any purchases of shares pursuant to the plan before stockholder approval is obtained must be rescinded if stockholder approval is not obtained within 12 months after the Plan is adopted. Such shares shall not be counted in determining whether such approval is obtained.


18.  Termination of Plan. The Plan and all rights of Participants will terminate
(a) on the date as of which Participants have exercised options to purchase a number of shares equal to or greater than the number of shares then subject to the Plan, or (b) if earlier, the date as of which the Committee or the board of directors of the Company terminates the Plan. Upon termination, all payroll deductions shall cease and all amounts credited to Participants' accounts shall be equitably applied to the purchase of the shares then available under the Plan and all funds accumulated under the Plan not utilized to purchase Common Stock will be refunded.

19. Required Governmental Approvals. The Plan, and all options granted under and other rights inherent in the Plan, are subject to stockholder approval as provided in paragraph 16 and to receipt by the Company of all necessary approvals or consents of governmental agencies which the Company, in its sole discretion, shall deem necessary or advisable. Notwithstanding any other provision of the Plan, all options granted under the Plan and all other rights inherent in the Plan are subject to such termination and/or modification as may be required or advisable in order to obtain any such approval or consent or which, as a result of consequences attaching to any such approval or consent, may be required or advisable in the judgment of the Company's board of directors in order to avoid adverse impact on the Company s overall wage and salary policy.

20. Gender. Pronouns shall be deemed to include both the masculine and feminine gender and words used in the singular shall be deemed to include both the singular and the plural, unless the context indicates otherwise.

21. Expenses. Expenses of administering the Plan, including any expenses incurred in connection with the purchase by the Company of shares for sale to participating employees, shall be borne by the Employing Corporations.


22. Governing Law. All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

                               FORM OF PROXY CARD
                                  COMMON STOCK

                     AMERICAN COMMUNICATIONS SERVICES, INC.
                        Annual Meeting; November 15, 1996
           This Proxy Is Solicited on Behalf of the Board of Directors



          Richard A. Kozak and Riley M. Murphy and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated below and on the reverse side, upon the following proposals and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting of Stockholders of American Communications Services, Inc. to be held in Baltimore, Maryland on Friday, November 15, 1996 at 10:00 A.M. or any adjournment(s), postponement(s), or other delay(s) thereof (the "Annual Meeting"), all shares of preferred stock of American Communications Services, Inc. to which the undersigned is entitled to vote at the Annual Meeting. The following proposals are more fully described in the Notice of and Proxy Statement for the Annual Meeting (receipt of which are hereby acknowledged).



         UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4 AND 5 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

PROPOSAL NO. 1


     Election of the following nominees as Directors to serve in such capacities until their successors are duly elected and qualified:


Nominees for Election to the Office of Director by holders of the

                                  Common Stock

                              Anthony J. Pompliano
                                Benjamin P. Giess
                                 Peter C. Bentz
                               George M. Middlemas



(Authority to vote for any nominee(s) may be withheld by lining through the name(s) of any such nominee(s).)

         /  / FOR                   /  / WITHHOLD AUTHORITY FOR ALL


PROPOSAL NO. 2

         To vote on a proposal to approve an amendment to the Company's 1994 Stock Option Plan, as amended (the "1994 Plan"), to increase the number of shares of Common Stock reserved for issuance upon exercise of options granted under the 1994 Plan from 1,910,000 to 3,000,000.

         /  / FOR        /  / AGAINST        /  / ABSTAIN


PROPOSAL NO. 3

         To vote on a proposal to approve the 1996 Employee Stock Purchase Plan.

         /  / FOR        /  / AGAINST        /  / ABSTAIN


PROPOSAL NO. 4


         To  vote  on  a  proposal  to  amend  the  Company's   Certificate   of
         Incorporation to increase the number of authorized shares of Preferred Stock from 813,336 to 1,500,000.


         /  / FOR        /  / AGAINST        /  / ABSTAIN


PROPOSAL NO. 5

         To vote on a proposal to ratify the selection of KPMG Peat Marwick LLP to audit the consolidated financial statements of the Company for the transition period ending December 31, 1996 and for the fiscal year ending December 31, 1997.

         /  / FOR        /  / AGAINST        /  / ABSTAIN


/  /     Please check this box if you expect to attend the Annual
         Meeting in person.

                                            (Please sign exactly as name appears
                                            to the  left,  date and  return.  If
                                            shares  are held by  joint  tenants,
                                            both should  sign.  When  signing as
                                            attorney,  executor,  administrator,
                                            trustee  or  guardian,  please  give
                                            full    title   as   such.    If   a
                                            corporation,  please  sign  in  full
                                            corporate name by president or other
                                            authorized     officer.     If     a
                                            partnership,    please    sign    in
                                            partnership   name   by   authorized
                                            person.)


                                         Please Date:_________________________

                                         Sign Here:___________________________


                                          -------------------------------------
                                                   Signature (if held jointly)



                                         -------------------------------------
                                                 Capacity (Title or Authority,
                                                   i.e. President, Partner,
                                                    Executor, Trustee)


                                            PLEASE SIGN AND DATE AND
                                            RETURN YOUR PROXY TODAY.


                             Votes must be indicated (x) in Black or Blue ink. x

                               FORM OF PROXY CARD
                                 PREFERRED STOCK

                     AMERICAN COMMUNICATIONS SERVICES, INC.

                        Annual Meeting; November 15, 1996
           This Proxy Is Solicited on Behalf of the Board of Directors




     Richard A. Kozak and Riley M. Murphy and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated below and on the reverse side, upon the following proposals and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting of Stockholders of American Communications Services, Inc. to be held in Baltimore, Maryland on Friday, November 15, 1996 at 10:00 A.M. or any adjournment(s), postponement(s), or other delay(s) thereof (the "Annual Meeting"), all shares of preferred stock of American Communications Services, Inc. to which the undersigned is entitled to vote at the Annual Meeting. The following proposals are more fully described in the Notice of and Proxy Statement for the Annual Meeting (receipt of which are hereby acknowledged).



         UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4 AND 5 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

PROPOSAL NO. 1

         Election of the following nominees as Directors to serve in such capacities until their successors are duly elected and qualified:


Nominees for Election to the Office of Director by holders of the

                                 Preferred Stock

                             Christopher L. Rafferty
                              Olivier L. Trouveroy
                                 Edwin M. Banks


(Authority to vote for any nominee(s) may be withheld by lining through the name(s) of any such nominee(s).)

         /  / FOR                   /  / WITHHOLD AUTHORITY FOR ALL


PROPOSAL NO. 2

         To vote on a proposal to approve an amendment to the Company's 1994 Stock Option Plan, as amended (the "1994 Plan"), to increase the number of shares of Common Stock reserved for issuance upon exercise of options granted under the 1994 Plan from 1,910,000 to 3,000,000.

         /  / FOR        /  / AGAINST        /  / ABSTAIN


PROPOSAL NO. 3

         To vote on a proposal to approve the 1996 Employee Stock Purchase Plan.

         /  / FOR        /  / AGAINST        /  / ABSTAIN

PROPOSAL NO. 4


         To  vote  on  a  proposal  to  amend  the  Company's   Certificate   of
         Incorporation to increase the number of authorized shares of Preferred Stock from 813,336 to 1,500,000.


         /  / FOR        /  / AGAINST        /  / ABSTAIN


PROPOSAL NO. 5

         To vote on a proposal to ratify the selection of KPMG Peat Marwick LLP to audit the consolidated financial statements of the Company for the transition period ending December 31, 1996 and for the fiscal year ending December 31, 1997.

         /  / FOR        /  / AGAINST        /  / ABSTAIN


/  /     Please check this box if you expect to attend the Annual
         Meeting in person.

                                            (Please sign exactly as name appears
                                            to the  left,  date and  return.  If
                                            shares  are held by  joint  tenants,
                                            both should  sign.  When  signing as
                                            attorney,  executor,  administrator,
                                            trustee  or  guardian,  please  give
                                            full    title   as   such.    If   a
                                            corporation,  please  sign  in  full
                                            corporate name by president or other
                                            authorized     officer.     If     a
                                            partnership,    please    sign    in
                                            partnership   name   by   authorized
                                            person.)

                                          Please Date:_________________________


                                          Sign Here:___________________________


                                          -------------------------------------
                                                   Signature (if held jointly)



                                          -------------------------------------
                                                 Capacity (Title or Authority,
                                                     i.e. President, Partner,
                                                     Executor, Trustee)


                                            PLEASE SIGN AND DATE AND
                                            RETURN YOUR PROXY TODAY.


                                              Votes must be indicated (x) in
                                              Black or Blue ink.               x

                     AMERICAN COMMUNICATIONS SERVICES, INC.

                         Amended 1994 Stock Option Plan*


                  1. Purpose. The purposes of this 1994 Stock Option Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees, Consultants and Outside Directors of American Communications Services, Inc., a Delaware corporation (the "Company"), and to promote the success of the Company's business.

                  Options granted hereunder may, consistent with the terms of this Plan, be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Committee and as reflected in the terms of the written Option agreement.

                  2. Definitions. As used in this Plan, the following definitions shall apply:

                  a. "Board" means the Board of Directors of the Company.

                  b. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

                  c. "Committee" means the Committee appointed by the Board or otherwise determined in accordance with Section 4a. of this Plan.

                  d. "Common Stock" means the common stock of the Company, $.01 par value.

                  e. "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services;
                  provided  that  the  term   "Consultant"   shall  not  include
                  directors who are not compensated for their services or are paid only a director's fee by the Company.

                  f. "Continuous Status as an Employee or Outside Director" means the absence of any interruption or termination of service as an Employee or Outside

------------------------
* The Plan was amended by the Board of Directors on October 7, 1996 and such amendments were ratified by the stockholders on _______________, 1996.

                  Director, as applicable. Continuous Status as an Employee or Outside Director shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board or the Committee; provided that such leave is for a period of not more than 90 days or resumption of such service upon the expiration of such leave is guaranteed by contract or statute.

                  g. "Disinterested Person" has the meaning set forth in Rule 16b-3.

                  h. "Employee" means any person employed by the Company or any Parent or Subsidiary of the Company, including employees who are also officers or directors or both of the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  i. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

                  j. "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of
                  Section 422 of the code, and the rules and regulations promulgated thereunder.

                  k. "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  l. "Option" means a stock option granted pursuant to this Plan.

                  m. "Optioned Stock" means the Common Stock subject to an Option.

                  n. "Optionee" means an Employee, Consultant or Outside Director who receives an Option.

                  o. "Outside Director" means any member of the Board of Directors who is not an Employee, and who was not a member of the Board on October 20, 1994.

                  p. "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  q. "Plan" means this American Communications Services, Inc. 1994 Stock Option Plan, as amended from time to time.

                  r. "Rule 16b-3" means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as such rule is amended from time to time, and as interpreted by the Securities and Exchange Commission.

                  s. "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

                  t. "Subsidiary" means a "subsidiary corporation" of the Company, whether nor or hereafter existing, as defined in
                  Section 424(f) of the Code.

                  3. Scope of the Plan. Subject to the provisions of Section 10 of this Plan, and unless otherwise amended by the Board and approved by the stockholders of the Company the aggregate number of Shares issuable pursuant to Options granted under this Plan to Employees and Consultants is 2,790,000 and the aggregate number of shares issuable pursuant to Options granted under this Plan to Outside Directors is 210,000, and such Shares are hereby made available and shall be reserved for issuance under this Plan. The Shares may be authorized, but unissued, or reacquired, Common Stock.

                  If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares subject thereto shall (unless this Plan shall have terminated) become available for grants of other Options under this Plan.

                  4.       Administration of the Plan.

                  a. Procedure. This Plan shall be administered by the Committee appointed pursuant to this Section 4a. The Committee shall consist of two or more Outside Directors appointed by the Board, but all Committee members must be Disinterested Persons. If the Board fails to appoint such persons, the Committee shall consist of all Outside Directors who are Disinterested Persons.

                  b. Powers of the Committee. Subject to Section 5b. below and otherwise subject to the provisions of this Plan, the
                  Committee shall have full and final authority in its discretion to (i) grant Incentive Stock Options and Nonstatutory Stock Options; (ii) determine, upon review of relevant information and in accordance with Section 7 below, the Fair Market Value of the Common Stock; (iii) determine the exercise price per share of Options to be granted, in accordance with this Plan; (iv) determine the Employees and Consultants to whom, and the time or times at which, Options shall be granted, and the number of Shares to be represented by each Option; (v) cancel, with the consent of the Optionee, outstanding Options and grant new Options in substitution therefor; (vi) accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (vii) prescribe, amend and rescind rules and regulations relating to this Plan;
                  (viii) determine the terms and provisions of each Option Certificate granted (which need not be identical) by which Options shall be evidenced and, with the consent of the holder thereof, modify or amend any provisions (including without limitation provisions relating to the exercise price and the obligation of any Optionee to sell purchased Shares to the Company upon specified terms and conditions) of any Option; (ix) require withholding from or payment by an Optionee of any federal, state or local taxes;
                  (x) appoint and compensate agents, counsel, auditors or other specialists as the Committee deems necessary or advisable;
                  (xi) correct any defect or supply any omission or reconcile any inconsistency in this Plan and any agreement relating to any Option, in such manner and to such extent the Committee determines is necessary or appropriate to carry out the purposes of this Plan; and (xii) construe and interpret this Plan and any agreement relating to any Option, and make all other determinations deemed by the Committee to be necessary or advisable for the administration of this Plan.

                  A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present, or acts unanimously approved in writing by the entire Committee without a meeting, shall be the acts of the Committee. A member of the Committee shall not participate in any decisions with respect to himself or herself under this Plan.

                  c. Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under this Plan.

                  5.       Eligibility.

                  a. Options may be granted to any Employee, Consultant or Outside Director as the Committee may from time to time designate, provided that Incentive Stock Options may be granted only to Employees. In selecting the individuals to whom Options shall be granted, as well as in determining the number of Options granted, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purposes of this Plan. Subject to the provisions of Section 3 above, an Optionee may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.

                  b.       All grants of Options to Outside Directors under this
                  Section 5b. of this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                           (i) No person shall have any discretion to select which Outside Directors shall be granted options or to determine the number of Shares to be covered by options granted to Outside Directors pursuant to this
                           Section 5b.; provided that nothing in this Plan shall be construed to prevent an Outside Director from declining to receive an Option under this Plan.

                           (ii) Each Outside Director shall be granted automatically on the later of the date of the initial election of such Outside Director to the Board (whether by the stockholders or by the Board) or the date this Plan is first adopted by the Board, an Option to purchase Fifty Thousand (50,000) Shares (subject to adjustment as provided in Section 10 below). The Option granted to an Outside Director shall vest and become exercisable (A) as to TEN THOUSAND (10,000) Shares on the date such Option is granted (the "Grant Date"), (B) as to TEN THOUSAND (10,000) Shares on the date of the first annual meeting of stockholders held at least eight months after the Grant Date (the "First Annual Meeting") and
                           (C) as to TEN THOUSAND (10,000) Shares on the date of each of the next three annual meetings of stockholders held after the First Annual Meeting, provided that such Option shall not vest and become exercisable as provided in (B) and (C) above unless the Outside Director is re-elected to the Board at the relevant annual meeting of stockholders.

                           (iii)  The terms of each Option granted under this
                           Section 5b. shall be as follows:

                               (A) the term of the Option  shall be five (5)
                                years from the relevant vesting date;

                               (B)subject to Sections 8b(ii), 10a. and 10c.
                               hereof, the Option shall become exercisable as set forth in 5b(ii); provided that in no event shall any Option be exercisable prior to obtaining stockholder approval of this Plan; and

                               (C) the  exercise  price per share of Common
                               Stock  for   Options   granted   to  Outside
                               Directors hereunder shall be one hundred percent (100%) of the "Fair Market Value" (as defined in Section 7b. below) on the Grant Date of the
                               Option.

                  c. Each Option granted under Section 5b. above shall be a Nonstatutory Stock Option. Each other Option shall be designated in the written Option Certificate as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designations, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000 such Options shall be treated as Nonstatutory

                  Stock Options. For purposes of this Section 5c., Options shall be taken into account in the order in which they are granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  d. This Plan shall not confer upon any Optionee any right with respect to continuation of employment by or the rendition of services to the Company or any Parent or Subsidiary, nor shall it interfere in any way with his or her right or the right of the Company or any Parent or Subsidiary to terminate his or her employment or services at any time, with or without cause, subject to the terms of any written employment agreement between the Company and the Employee or Consultant. The terms of this Plan or any Options granted hereunder shall not be construed to give any Optionee the right to any benefits not specifically provided by this Plan or in any manner modify the Company's right to modify, amend or terminate any of its pension, retirement or other benefit plans.

                  6. Term of the Plan. This Plan shall become effective upon its adoption by the Board (such adoption to include the approval of at least two Directors who are not employees). This Plan shall terminate no later than ten
(10) years after the date this Plan is adopted by the Board. No grants shall be made under this Plan after the date of termination of this Plan. Any termination of all or any portion of this Plan shall not affect any Options then outstanding under this Plan.

                  7.       Exercise Price and Consideration.

                  a. Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee as follows:

                           (i) In the case of an Incentive Stock Option granted to any Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant, but if granted to an Employee who, at the time of the grant of such Incentive Stock Options, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory Stock Option granted to any person, other than an Outside Director, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant. The exercise price of Options granted pursuant to Section 5b. above shall be as set forth in Section 5b(iii)(C).

                  For purposes of this Section 7a., if an Option is amended to reduce the exercise price, the date of grant of such Option shall thereafter be considered to be the date of such amendment.

                           (iii) With respect to subparagraphs (i) or (ii) above, the per Share exercise price is subject to adjustment as provided in Section 10 below.

                           (iv) For the purposes of subparagraphs (i) or (ii), as well as for the purposes of Section 8a. hereof, with regard to determining whether the ten percent (10%) threshold stockholder interest is attained, the attribution rules as provided in Section 424(d) of 1the Code shall apply.

                  b. Fair Market Value. The "Fair Market Value" of the Common Stock shall be determined by the Committee in its discretion; provided that if the Common Stock is listed on a stock exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by the exchange, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported); or if not listed on an exchange but traded on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"), the Fair Market Value per Share shall be the last reported sale price on the date of grant of the Option as reported in the Wall Street Journal (or (i) if not so reported, as otherwise reported by NASDAQ and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported) or if traded on NASDAQ Small Cap Market and not the National Market System the Fair Market Value per Share shall be the mean of the closing bid and asked price per share of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by NASDAQ, and (ii) if not so reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported); or, if the Common Stock is otherwise publicly traded, but not listed on a stock exchange or traded on NASDAQ National Market System or the Small Cap Market, the Fair Market Value per share shall be determined in good faith by the Compensation Committee in its discretion; provided that if such determination would cause the grant of an Option to an Outside Director hereunder not to be a "formula award" under Rule 16b-3, then the Fair Market Value for purposes of such Option shall be determined in the same manner as if the Common Stock were traded on NASDAQ Small Cap

                  Market, except that the prices of such stock shall be as reported by the National Quotations Bureau.

                  c. Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash; (ii) check; (iii) other Shares of common Stock which (x) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired directly or indirectly from the Company, and
                  (y) have a Fair Market Value on the date of surrender (determined without regard to any limitations on transferability imposed by securities laws) equal to the aggregate exercise price of the Shares as to which said
                  Option shall be exercised; (iv) any combination of such methods of payment; or (v) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws, as the Company shall approve.

                  8.       Options.

                  a. Term of Option. The term of each option granted (other than an Option granted under Section 5b above) shall be for a period of no more than ten (10) years from the date of grant thereof, or such shorter term as may be provided in any written Option Certificate. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof, or such shorter time as may be provided in the written Option Certificate.

                  b.       Exercise of Options.

                (i) Procedure for Exercises; Rights as a Stockholder. Any Option granted under this Plan (other than an Option granted pursuant to Section 5b. above) shall be exercisable at such times, and under such conditions, as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, as shall otherwise be permissible under the terms of this Plan.

                           An Option may not be exercised for a fraction of a Share.

                           An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7 of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. If the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonstatutory Stock
                           Option pursuant to Section 5b. above, the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of any Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of this plan.

                           Exercise of an Option in any manner shall result in a decrease in the number of Shares that hereafter may be available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is executed.

                           (ii) Termination of Status as an Employee or Outside Director. If an Optionee's Continuous Status as an Employee or Outside Director (as the case may be) is terminated for any reason whatsoever, such Optionee may, for a period of three (3) months after the date of his or her separation from the Company (but in no event later than the date of expiration of the term of such Option as set forth in such Option Certificate), exercise the Option to the extent that such Employee or Outside Director was entitled to exercise it at the date of such termination pursuant to the terms of such written Option Certificate; provided that the Committee may waive this provision in its sole discretion with respect to any Nonstatutory Options granted, except for Nonstatutory Options granted to Outside Directors pursuant to
                           Section 5b. To the extent that such Employee or Outside Director was not entitled to exercise the Option at the date of such termination, or if such Employee or Outside Director does not exercise such Option (which such Employee or Outside Director was entitled to exercise) within the foregoing periods of time, the Option shall terminate.

                  9. Non-transferability of Options. An Option granted hereunder shall, by its terms, not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution (which permitted transferees, for the purposes hereof, shall be included within the definition of "Optionee"). An Option may be exercised during the Optionee's lifetime only by the Optionee, or, in the event of his or her legal incapacity to do so, the Optionee's guardian or legal representative. Upon the Optionee's death an Option may be exercised by the executors, administrators, legatees or heirs of such Optionee's estate.

                  10.      Adjustments Upon Changes in Capitalization or
Merger.

                  a. Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock that have been authorized for issuance under this plan upon cancellation or expiration of an Option, and the number of Shares of Common Stock subject to each outstanding Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

                  b. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

                  c. Sale or Merger. "Sale" means: (i) sale (other than a sale by the Company) of securities entitled to more than fifty percent (50%) of the voting power of the Company in a single transaction or a related series of transactions; or (ii) sale of substantially all of the assets of the Company; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company, as a result of which the persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not own securities immediately after the reorganization, merger or consolidation entitled to more than fifty (50%) percent of the voting power of the reorganized, merged, or consolidated company. Immediately prior to a Sale, each Optionee may exercise his or her option as to all the Shares then subject to the Option, regardless of any vesting conditions otherwise expressed in the Option Certificate, provided, that in the case of any reorganization, merger or consolidation, any outstanding Option shall pertain, apply and relate to the securities or assets which a holder of the number of shares of Common Stock subject to the Option would have been entitled to after the reorganization, merger or consolidation. Voting power, as used in this Section 10c., shall refer to those securities entitled to vote, but securities which are convertible into, or

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                  exercisable  for,  securities of the Company  entitled to vote generally in the election of directors, shall be counted as if converted or exercised, and each unit of voting securities shall be counted in proportion to the number of votes such unit is entitled to cast.

                  d. Purchased Shares. No adjustment under this Section 10 shall apply to any purchased Shares already deemed issued at the time any adjustment would occur.

                  e. Notice of Adjustments. Whenever the purchase price or the number or kind of securities issuable pursuant to this Section 10, the Company shall give each Optionee written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment and the method by which such adjustment was calculated.

                  11. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Employee, Consultant or Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

                  If the Committee cancels, with the consent of Optionee, any Option granted under this Plan, and a new Option is substituted therefor, the date that the cancelled Option was originally granted shall be the date used to determine the earliest date for exercising the new substituted Option under
Section 7 hereof so that the Optionee may exercise the substituted Option at the same time as if the Optionee had held the substituted Option since the date the cancelled Option was granted.

                  12.      Amendment and Termination of the Plan.

                  a. Amendment and Termination. The Board or the Committee may amend, waive, or terminate this Plan from

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                  time to time in such  respects  as it  shall  deem  advisable;
                  provided that in the event the Plan is approved by the Company's stockholders, to the extent necessary to comply with Rule 16b-3 or with Section 422 of the Code (or any other successor or applicable law or regulation) the Company shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as is required by the applicable law, rule or regulation. Notwithstanding the foregoing, once transactions in the Company's securities become subject to
                  Section 16b and Rule 16b thereunder, the provisions pertaining to the automatic option grants to Outside Directors, shall not be amended more than once every six (6) months, other than to comport with changes in the Code or other applicable laws or any rules or regulations promulgated thereunder.

                  b. Effect of Amendment or Termination. Any such amendment or termination of this Plan shall not affect the Options already granted and such Option shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Committee, which agreement must be in writing and signed by the Optionee and the Company.

                  13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including without limitation the Securities Act of 1933, as amended, the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, as required by law, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such Shares, and the Company may place a restrictive legend to such effect on such Shares, if, in the opinion of counsel for the Company, such a representation and/or legend is required or appropriate by any of the aforementioned relevant provisions of law.

                  14. Holding Period of Incentive Stock Option. No Shares acquired upon exercise of an Incentive Stock Option granted under the Plan shall be sold or otherwise disposed of, within the meaning of Section 425(c) of the Code, at any time within two years from the date of the grant of an Option under the Plan or within one year of the issuance by the Company of such Shares to such Optionee pursuant to the Plan. However, an Optionee who has acquired Shares upon exercise of an Incentive Stock Option granted under the Plan, who transfers such shares to a trustee, receiver, or other similar fiduciary in any proceeding under Title 11 of the United States Bankruptcy Law or any other similar insolvency proceeding at a time when such Optionee is insolvent shall not have been deemed to have made a transfer or disposition for purposes of this subsection.

                  15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to permit the exercise of all Options outstanding under this Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained for any reason.

                  16. Option Agreements. Options shall be evidenced by written Option agreements in any such form as the Committee shall approve in general of for any specific grant of Options.

                  17. Information to Optionees. To the extent required by applicable law, the Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information that are provided to all stockholders of the Company. Except as otherwise noted in the preceding sentence, the Company shall have no obligation or duty to affirmatively disclose to any Optionee, and no Optionee shall have any right to be advised of, any material information regarding the Company or any Parent or Subsidiary at any time prior to, upon, or otherwise in connection with, the exercise of an Option.

                  18. Funding. Benefits payable under this Plan to any person shall be paid directly by the Company. The Company shall not be required to fund or otherwise segregate assets to be used for payments of benefits under this Plan.

                  19. Controlling Law. This Plan shall be governed by the laws of the State of Delaware.